THE JAPAN FUND, INC.
                       CLASS A, CLASS B AND CLASS C SHARES







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                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2002
                             As Revised May 31, 2002

                      As Further Revised September 9, 2002




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This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for the Fund dated May 1, 2002 as amended from time to time. A copy of the prospectus may be obtained without charge from the Fund by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or the firm from which this Statement of Additional Information was received.

The Annual Report to Shareholders of the Japan Fund, Inc. dated December 31, 2001 is incorporated by reference and hereby deemed to be part of this Statement of Additional Information.

                                TABLE OF CONTENTS
                                                                           Page

INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT POLICIES AND TECHNIQUES............................................2

JAPAN AND THE JAPANESE ECONOMY...............................................14


MANAGEMENT OF THE FUND.......................................................24
         Investment Manager..................................................24
         Subadvisor..........................................................26
         Brokerage Commissions...............................................27
         Administrative Agreement............................................28
         Distributor.........................................................29

FUND SERVICE PROVIDERS.......................................................31
         Custodian and Fund Accounting Agent.................................31
         Transfer Agent and Shareholder Service Agent........................31
         Auditors............................................................31
         Legal Counsel.......................................................32

PERFORMANCE..................................................................32

PURCHASE AND REDEMPTION OF SHARES............................................36

DIVIDENDS, CAPITAL GAINS AND TAXES...........................................49

NET ASSET VALUE..............................................................53

DIRECTORS AND OFFICERS.......................................................55

ORGANIZATION OF THE FUND.....................................................63

ADDITIONAL INFORMATION.......................................................63

FINANCIAL STATEMENTS.........................................................63

APPENDIX.....................................................................64

                              THE JAPAN FUND, INC.
                       CLASS A, CLASS B AND CLASS C SHARES

The Japan Fund, Inc. is a diversified, open-end management investment company which continually offers and redeems its shares. It is a company of the type commonly known as a mutual fund. The Fund offers the following classes of shares: Class S, Class A, Class B and Class C shares. Only the Class A, B and C shares are offered herein.

                             INVESTMENT RESTRICTIONS

The following restrictions may not be changed with respect to the Fund without the approval of a majority of the outstanding voting securities of the Fund which, under the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (i) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not, as a fundamental policy:

(a)      borrow  money,   except  as  permitted   under  the  1940  Act  and  as
         interpreted or modified by regulatory authority having jurisdiction from time to time;

(b) issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(c)      purchase  physical   commodities  or  contracts  relating  to  physical
         commodities;

(d) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(e) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(f) make loans to other persons except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans; or

(g) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond that specified limit resulting from a change in values or net assets will not be considered a violation.

The following restrictions are not fundamental and may be changed by the Fund without shareholder approval, in compliance with applicable law, regulation or regulatory policy.

The Fund may not, as a nonfundamental policy:

(1)      borrow money in an amount  greater than 5% of its total assets,  except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

(2) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(3) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(4) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(5) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(6) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(7) lend portfolio securities in an amount greater than 5% of its total assets.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

The 1940 Act imposes certain additional restrictions affecting the Fund's investments.

For purposes of determining whether a percentage restriction on investment or utilization of assets as set forth above under "Investment Objective and Policies," "Investment Restrictions" or "Other Investment Policies" has been adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of such restriction.

                       INVESTMENT POLICIES AND TECHNIQUES

Investment Objective and Policies

The Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities (including American Depository Receipts) of Japanese companies, as described below.

The Fund deems its investment objective a matter of fundamental policy and elects to treat it as such pursuant to Sections 8(b)(3) and 13(a)(3) of the 1940 Act.

The Board will provide shareholders with at least 60 days notice prior to making any changes to the Fund's 80% investment policy as described herein.

Under normal conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in Japanese securities; that is, securities issued by entities that are organized under the laws of Japan ("Japanese companies"), securities of affiliates of Japanese companies, wherever organized or traded, and securities of issuers not organized under the laws of Japan but deriving 50% or more of their revenues from Japan. In so doing, the Fund's investments in Japanese securities will be primarily in common stocks of Japanese companies. However, the Fund may also invest in other equity securities issued by Japanese entities, such as warrants and convertible debentures, and in debt securities, such as those of the Japanese government and of Japanese companies, when the Fund's investment advisor, Deutsche Investment Management Americas Inc. (the "Advisor"), believes that the potential for capital appreciation from investment in debt securities equals or exceeds that available from investment in equity securities.

The Fund may invest up to 20% of its total assets in cash or in short-term government or other short-term prime obligations in order to have funds readily available for general corporate purposes, including the payment of operating expenses, dividends and redemptions, or the investment in securities through exercise of rights or otherwise, or in repurchase agreements in order to earn income for periods as short as overnight. Where the Fund's management determines that market or economic conditions so warrant, the Fund may, for temporary defensive purposes, invest more than 20% of its total assets in cash and cash equivalents. For instance, there may be periods when changes in market or other economic conditions, or in political conditions, will make advisable a reduction in equity positions and increased commitments in cash or corporate debt securities, whether or not Japanese, or in the obligations of the government of the United States or of Japan or of other governments.

The Fund purchases and holds securities that the Advisor believes have the potential for long-term capital appreciation; investment income is a secondary consideration in the selection of portfolio securities. It is not the policy of the Fund to trade in securities or to realize gain solely for the purpose of making a distribution to its shareholders.

It is not the policy of the Fund to make investments for the purpose of exercising control over management or that would involve promotion or business management or that would subject the Fund to unlimited liability.

The Fund may also invest up to 30% of its net assets in the equity securities of Japanese companies that are traded in an over-the-counter market rather than listed on a securities exchange. These are generally securities of relatively small or little-known companies that the Fund's national Advisor believes have above-average earnings growth potential. Securities that are traded over-the-counter may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, the Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time. The prices of this type of security may be more volatile than those of larger companies, which are often traded on a national securities exchange.

The Fund may make contracts, incur liabilities, borrow money and issue bonds, notes and obligations, as permitted by the laws of the state of Maryland, by the 1940 Act and by the Fund's Articles of Incorporation.

It is the Fund's policy not to underwrite the sale of, or participate in any underwriting or selling group in connection with the public distribution of, any securities; provided, however, that this policy shall not be construed to prevent or limit in any manner the Fund's right to purchase securities for its investment portfolio, whether or not such purchase might be deemed to make the Fund an underwriter or a participant in any such underwriting or selling group.

It is the policy of the Fund not to engage in the purchase and sale of real estate, other than real estate deemed by the Board of Directors of the Fund (the "Board of Directors") to be necessary and convenient for the operation of the Fund's affairs; provided, however, that this policy shall not be construed to prevent or limit in any manner the Fund's right to purchase, acquire and invest in securities of real estate companies or other companies owning or investing in real estate.

It is the Fund's policy not to make loans, other than by way of making investments in corporate debt securities or government obligations or commercial paper as described above.

Master/feeder structure. The Board of Directors has the discretion to retain the current distribution arrangement for the Fund while investing in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Specialized Investment Techniques

Convertible Securities. The Fund may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks, and other securities which are convertible into common stocks. Investments in convertible securities may provide income through interest and dividend payments and/or an opportunity for capital appreciation by virtue of their conversion or exchange features.

The convertible securities in which the Fund may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONS).

Debt Securities. When the Advisor believes that it is appropriate to do so in order to achieve the Fund's objective of long-term capital growth, the Fund may invest up to 20% of its total assets in debt securities of both foreign and domestic issuers. Portfolio debt investments will be selected for their capital appreciation potential on the basis of, among other things, yield, credit quality, and the fundamental outlooks for currency and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. The Fund may purchase bonds, rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P") or, if unrated, judged to be of equivalent quality as determined by the Advisor. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interest of the Fund to retain or dispose of such security. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Depositary Receipts. The Fund may invest in sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund's investment policies, the Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of the Fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Investment. While the Fund offers the potential for substantial appreciation over time, it also involves above-average investment risk in comparison to a mutual fund investing in a broad range of U.S. equity securities. The Fund is designed as a long-term investment and not for short-term trading purposes. The Fund should not be considered a complete investment program, although it could serve as a core international holding for an individual's portfolio. The Fund's net asset value, or price, can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, global investment flows and other factors.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater than in the U.S. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on U.S. markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of the Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Illiquid Securities and Restricted Securities. The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, each Fund may be required to bear all or part of the registration expenses. the Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, each Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which each Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging).

Investment Company Securities. The Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Repurchase Agreements. The Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Government Obligation subject to the repurchase agreement. It is not clear whether a court would consider the Government
Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Government Obligation before repurchase of the Government Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security.

Delays may involve loss of interest or decline in price of the Government Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Government Obligation, the Fund may be required to return the Government Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Fund's management seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Government Obligation.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Government Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Government Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction, and such repurchase agreements involve risks similar to repurchase agreements with U.S. entities.

Zero Coupon Securities. Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to
Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the

Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic  Transactions  may be covered  by other  means  when  consistent  with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code, as amended, (the "Code") for qualification as a regulated investment company. (See "Dividends, Capital Gains and Taxes.")

JAPAN AND THE JAPANESE ECONOMY*

Because of distance, as well as differences in language, history, and culture, Japan remains relatively unfamiliar to many investors. The archipelago of Japan stretches for 1300 miles in the western Pacific Ocean and comprises an area of approximately 146,000 square miles. The four main islands, Hokkaido, Honshu, Kyushu and Shikoku, cover the same approximate range of latitude and the same general range of climate as the east coast of the United States north of Florida. The archipelago has in the past experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist.

Japan has a total population of approximately 126 million. Life expectancy is one of the highest in the world. Literacy in Japan approaches 100%. Nearly 90% of Japanese students graduate from high school. Approximately 37% go on to college or university. Approximately 45% of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka and Nagoya, cities with some of the world's highest population densities.

Over the post war period Japan has experienced significant economic development. Today Japan is the second largest industrial nation in the world in terms of GDP, with the United States being the largest. During the era of high economic growth in the 1960s and early 1970s the expansion was based on the development of heavy industries such as steel and shipbuilding. In the 1970s, Japan moved into assembly industries that employ high levels of technology and consume relatively low quantities of resources, and since then has become a major producer of automobiles and electrical and electronic products. In the 1980s, as Japan experienced a sharp appreciation of its currency, Japanese manufacturers increasingly moved their production offshore, while domestic demand was driven by a boom in consumption, housing, construction, and private capital expenditures. After the sharp collapse in the stock market, which began in 1990s, the

-------------------------
* Where figures in tables under this caption have been rounded off, the totals may not necessarily agree with the sum of figures.

Japanese economy has been in an adjustment phase, dealing with excess capacity, lower growth, and consequent problems within the banking sector.

Another development in the Japanese economy in the 1990s was a growing trend of deregulation and globalization. Import restrictions on many products, ranging from meats to gasoline were gradually lifted, and deregulation proceeded in industries ranging from retail, communication, transportation, finance, and many others.

Since the second half of the 1990s, asset price declines and excess capacity in many sectors have continued to support a largely deflationary environment.

Japan's economy is a market economy in which industry and commerce are predominantly privately owned and operated. However, the Government is involved in establishing and meeting objectives for developing the economy and improving the standard of living of the Japanese people. In order to achieve its economic objectives, the Government has generally relied on providing the prerequisite business environment and administrative guidance. The agencies of the Government primarily concerned with economic policy and its implementation are the Economic Planning Agency, The Ministry of Finance (MOF) and the Ministry of Economy, Trade, and Industry (METI) The Bank of Japan, Japan's central bank, also acts in this field.

Economic Trends

During the five-year period ended December 31, 2001, Japan's real gross domestic product in constant prices has risen by no more than 0.6% per annum. As a result of deflation, in nominal terms it fell by an annualized compound rate of 0.3%. GDP peaked in 1997, as the public purchased in advance of a hike in the consumption tax from 3% to 5%. Consumer spending and housing investment started to slow following the rise, and Japan fell into recession in 1998 as the Government was forced to inject money into the financial system to avoid a collapse. The two years following were marked by deflation, and muted real growth, despite further public spending and, at least in 2000 some private sector capital expenditure as domestic industries started to restructure. In 2001 the contribution from net exports collapsed as the US high tech economy endured a cyclical downturn, while imports from China and other cheap manufacturing centers continued to increase. At the time of writing, preliminary data suggests that Japan was again in recession in 2001, but that the economy is probably suggests that the economy is near the bottom of the cycle. The following table sets forth the composition of Japan's gross domestic product in yen and in percentage terms. In addition, the gross domestic product in constant yen and the gross domestic deflator are shown.

                             GROSS DOMESTIC PRODUCT

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Gross Domestic Product                      1997           1998           1999           2000          2001
=================================================================================================================


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Nominal GDP (in Billion of Yen)           521,861.5        515,834.8      511,837.1     513,534.0     503,593.7
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  Consumption                             366,352.6      367,680.4      371,639.5      372,961.5     372,061.5
   Private                                287,151.8      286,945.9      288,763.5      287,230.7     283,674.5
   Public                                  79,200.8       80,734.5       82,876.0       85,730.8      88,387.0
  Fixed Investment                        146,597.30     138,681.00     134,018.90     135,051.80    130,070.50
   Private                                106,774.60     100,169.90      94,508.50     100,153.20     96,986.00
   Public                                  39,822.7       38,511.1       39,510.4       34,898.6      33,084.5
  Inventory                                 3,154.1           29.4       (1,713.7)      (1,794.9)     (1,708.8)
   Private                                  2,897.3            8.5       (1,732.7)      (1,927.5)     (1,721.2)
   Public                                     256.8           20.9           19.0          132.6          12.4
  Net Exports of Goods & Services           5,757.5        9,444.0        7,892.4        7,315.5       3,170.6
   Exports of Goods & Services             56,073.6       55,051.0       51,143.5       55,255.9      52,555.0
   Imports of Goods & Services            (50,316.1)     (45,607.0)     (43,251.1)     (47,940.4)    (49,384.4)
Real GDP                                  524,121.8      518,357.7      521,826.9      534,148.2     531,333.3
GDP Deflator (1995=100)                        99.6           99.5           98.1           96.1          94.8

-----------------------------------------------------------------------------------------------------------------
Percentage Change of GDP                    1997           1998           1999           2000          2001
=================================================================================================================
Nominal GDP                                   +2.2%          -1.2%          -0.8%          +0.3%         -1.9%
  Consumption                                 +1.9%          +0.4%          +1.1%          +0.4%         -0.2%
  Fixed Investment                            +0.9%          -5.4%          -3.4%          +0.8%         -3.7%
  Inventory                                   -8.9%         -99.1%      -5,928.9%          +4.7%         -4.8%
  Net Exports of Goods & Services           +126.8%         +64.0%         -16.4%          -7.3%        -56.7%
   Exports of Goods & Services               +13.1%          -1.8%          -7.1%          +8.0%         -4.9%
   Imports of Goods & Services                +7.0%          -9.4%          -5.2%         +10.8%         +3.0%
Real GDP                                      +1.8%          -1.1%          +0.7%          +2.4%         -0.5%
GDP Deflator                                  +0.4%          -0.1%          -1.4%          -2.0%         -1.4%

-----------------------------------------------------------------------------------------------------------------
Percentage of Nominal GDP                   1997           1998           1999           2000          2001
=================================================================================================================
  Consumption                                 70.2%          71.3%          72.6%          72.6%         73.9%
  Fixed Investment                            28.1%          26.9%          26.2%          26.3%         25.8%
  Inventory                                    0.6%           0.0%          -0.3%          -0.3%         -0.3%
  Net Exports of Goods & Services              1.1%           1.8%           1.5%           1.4%          0.6%
   Exports of Goods & Services                10.7%          10.7%          10.0%          10.8%         10.4%
   Imports of Goods & Services                 9.6%           8.8%           8.5%           9.3%          9.8%
  Total                                      100.0%         100.0%         100.0%         100.0%        100.0%
-----------------------------------------------------------------------------------------------------------------

                 Source: Economic and Social Research Institute,
                    Cabinet office : Development of Real GDP

                              INDUSTRIAL PRODUCTION

The following table sets forth indices of industrial production of Japan and other selected industrial countries for the five years ending with calendar year 2001 (with 1995 as 100):

                        INDICES OF INDUSTRIAL PRODUCTION

------------------------------------------------------------------------------
    (1995=100)        1997       1998        1999        2000        2001
==============================================================================
Japan                 101.18       94.90     100.78      105.69       91.86
United States         113.81      117.26     123.18      125.15      117.95
Germany               107.75      108.65     113.68      120.62      115.29
United Kingdom        101.39      101.88     103.67      104.86      100.00
France                110.13      111.14     115.81      119.25      117.02
Italy                 102.15       97.27     102.73      108.40      102.25
Canada                112.30      119.51     128.46      129.07      121.24
------------------------------------------------------------------------------

           Source: IMF, International Financial Statistics, Bloomberg


The following table sets forth the proportion of gross domestic product contributed by major industrial sectors of the economy for 1997 to 2001:


                  GROSS DOMESTIC PRODUCT* BY INDUSTRIAL SECTORS

----------------------------------------------------------------------------------------------------------
                                             1997          1998          1999         2000       2001
==========================================================================================================
Manufacturing                                    94.2%         94.0%         94.0%       94.1%       n.a.
    Agriculture, Forestry and Fisheries           1.7%          1.7%          1.6%        1.6%       n.a.
    Mining                                        0.2%          0.2%          0.2%        0.2%       n.a.
    Construction                                  7.6%          7.4%          7.2%        6.9%       n.a.
    Manufacturing                                23.6%         22.4%         22.4%       23.4%       n.a.
    Electricity, Gas and Water                    2.8%          2.9%          2.9%        2.9%       n.a.
    Wholesale and Retail Trade                   15.4%         15.1%         14.5%       13.9%       n.a.
    Finance and Insurance                         5.8%          5.8%          6.3%        6.3%       n.a.
    Real Estate                                  11.8%         12.0%         12.2%       12.1%       n.a.
    Transportation & Communication                7.1%          7.4%          7.5%        7.3%       n.a.
    Services                                     18.2%         19.1%         19.1%       19.5%       n.a.
Government Services                               8.3%          8.5%          8.7%        8.9%       n.a.
Private Non-Profit Institutions                   1.7%          1.9%          1.8%        1.7%       n.a.
Import Duty                                       0.5%          0.5%          0.5%        0.5%       n.a.
(Deduction) Others                                0.4%          0.4%          0.4%        0.4%       n.a.
(Deduction) Imputed Interest                      4.8%          4.9%          5.0%        4.7%       n.a.
Statistical Discrepancy                           0.6%          0.4%          0.3%        0.0%       n.a.
==========================================================================================================
Total GDP                                         100%          100%          100%        100%       n.a.
----------------------------------------------------------------------------------------------------------

      Source: Economic Planning Agency, Annual Report on National Accounts

* Gross domestic product measures the value of original goods and services produced by a country's domestic economy. It is equal to gross national product, minus the income that residents receive from abroad for factor services rendered abroad, plus similar payments made to non-residents who contribute to the domestic economy.

Energy

Japan has historically depended on oil for most of its energy requirements. Virtually all of its oil is imported, the majority from the Middle East. Oil price changes used to have a major impact on the domestic economy, but now their influence is relatively diminished.

Japan has worked to reduce its dependence on oil by encouraging energy conservation and the use of alternative fuels. In addition to conservation efforts, industrial restructuring, with emphasis on shifting from basic industries to processing and assembly type industries, has also contributed to the reduction of oil consumption. Despite Japan's economic growth, crude oil imports have not increased materially since 1979.

Labor

In 2000, approximately 67.8 million persons, or approximately 53% of the Japanese population, were employed, of which approximately 4.8% were employed in agriculture, forestry and fisheries, 32.3% in construction and manufacturing and 6.8% in transportation and communications, 24.1% in wholesale and retail trade, 4.0% in finance, and 28.0% in other service-related industries (including the government). Since 1980 an increasing proportion of the paid work force is female and an increasing number of people have been employed in service industries. Unemployment has been growing in Japan through the recessions of the late 1990s, as public sector spending in traditional areas such as construction has contracted, and private sector employers have been laying off staff as part of restructuring measures. At February 2002, the unemployment rate was 5.3%, though unofficial estimates suggest it may in fact be significantly higher than this.

---------------------------------------------------------------------------------------
      Employee by type of work         1997      1998      1999      2000      2001
=======================================================================================
Agriculture, forestry and fisheries       5.2%      5.1%      5.0%      4.8%      4.9%
Construction                             11.0%     10.7%     10.7%     10.7%     10.8%
Manufacturing                            23.1%     22.3%     21.9%     21.6%     21.9%
Transportation & Communication            6.6%      6.5%      6.6%      6.8%      7.0%
Whole Trade, Retail Trade                23.6%     24.0%     24.2%     24.1%     25.2%
Services                                 26.4%     27.2%     27.5%     28.0%     30.2%
=======================================================================================
Total                                   100.0%    100.0%    100.0%    100.0%    100.0%
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
(YoY%Chg)                              1997      1998      1999      2000      2001
=======================================================================================
Wages Index                              +2.8%     -1.1%     -1.0%     -0.6%     -2.3%
Hours Worked Index                       -0.2%     -1.8%     +0.0%     +0.8%     -2.0%
Employment Index                         -0.9%     -1.3%     -2.6%     -1.0%     -0.3%
Labor Productivity                       +4.8%     -4.1%     +3.0%     +6.1%     +2.1%
---------------------------------------------------------------------------------------

                    Source: Ministry of Labor, Monthly Labor
          (Wages are for manufacturers who employ 30 or more persons.)

Prices

In the early 1990s, price inflation in Japan was weak. Over the last five years the tendency has become increasingly deflationary under the influences of slow economic growth, overcapacity, and increasing penetration of imports from low cost countries such as China. The tables below set forth the wholesale and consumer price indices for Japan and other selected industrial countries for which comparable statistics are available:


                       COMPARATIVE WHOLESALE PRICE INDICES
                       -----------------------------------

------------------------------------------------------------------------------
    (1995=100)        1997       1998        1999        2000        2001
==============================================================================
Japan                 99.40      97.38      96.98       96.88       95.27

United States        100.88      97.70      101.68      108.36      101.84

Germany              100.20      98.30      99.40       103.60      103.70

United Kingdom       102.36     102.36      104.63      107.09      105.91

France               97.68       95.26      95.56       97.98       98.39

Italy                102.27     100.89      103.75      110.16      108.78

Canada               100.60     100.79      104.66      108.23      105.56
------------------------------------------------------------------------------

                 Source: IMF, International Financial Statistics

                       COMPARATIVE CONSUMER PRICE INDICES

------------------------------------------------------------------------------
    (1995=100)        1997       1998        1999        2000        2001
==============================================================================

Japan                102.40     103.01      101.90      101.50      100.30

United States        105.16     106.85      109.63      113.41      115.19

Germany              103.49     103.88      105.08      107.37      109.16

United Kingdom       106.13     109.10      110.98      114.24      115.03

France               102.88     103.17      104.56      106.15      107.64

Italy                104.80     106.56      108.81      111.75      114.40

Canada               102.99     103.99      106.68      110.07      110.87
------------------------------------------------------------------------------

           Source: IMF, International Financial Statistics, Bloomberg

Balance of Payments

Foreign Trade

Overseas trade is important to Japan's economy even though offshore production has eroded its importance. Japan has few natural resources and must export to pay for its imports of these basic requirements. During the year ended December 31, 2000, exports and imports represented approximately 11.1%and 9.7%respectively, of Japan's nominal gross domestic product. Roughly three quarters of Japan's exports are machinery and equipment including motor vehicles, machine tools and electronic equipment. Japan's principal imports consist of raw materials, foodstuff and fuels, such as oil and coal.

Japan's principal export markets are the United States, Canada, the United Kingdom, Germany, Australia, Korea, Taiwan and the People's Republic of China. The principal sources of its imports are the United States, South East Asia, the People's Republic of China and the Middle East.


The following table shows (i) index in yen terms of the value of Japanese exports and imports and (ii) the Japanese terms of trade (the ratio of export to import prices), which is an indicator of a country's comparative advantage in trade.

                             FOREIGN TRADE OF JAPAN

----------------------------------------------------------------------------------------------------
      (1997=100)                  1997           1998            1999           2000           2001
====================================================================================================
Value Index
        Exports                  100.0           99.4            93.9          108.6           94.8
        Imports                  100.0           89.5            96.2          116.1          103.6
----------------------------------------------------------------------------------------------------

        Source: Ministry of Finance, The Summary Report on Trade of Japan

               The following table sets forth the composition of Japan's exports and imports by major commodity groups:

                   COMPOSITION OF JAPAN'S EXPORTS AND IMPORTS

-----------------------------------------------------------------------------------------------------
Japan Exports                             1997          1998         1999          2000         2001
=====================================================================================================

Foods & Beverage                          0.5%          0.5%         0.5%          0.4%         0.7%
Textile Products                          2.0%          1.9%         1.9%          1.8%         1.9%
Chemicals                                 7.1%          7.0%         7.4%          7.4%         7.6%
Non-Ferrous Metal                         1.2%          1.1%         1.1%          1.2%         1.2%
Metal Products                            6.4%          6.3%         5.7%          5.5%         5.9%
Machinery                                23.8%         22.5%        21.3%         21.5%        20.9%
Elec. Machinery                          23.6%         23.2%        24.3%         26.5%        23.5%
 Visual Equipments                        2.1%          2.5%         2.5%          2.7%         2.8%
 Audio Equipments                         0.9%          0.9%         0.8%          0.7%         0.5%
 Others                                  22.7%         22.3%        23.5%         25.8%        20.2%
Transport Equipments                     21.5%         23.2%        22.7%         21.0%        22.7%
 Autos                                   14.0%         15.4%        14.9%         13.4%        14.7%
 Auto Parts                               3.5%          3.2%         3.4%          3.6%         3.8%
 Motorcycles                              0.9%          1.2%         1.1%          1.1%         1.2%
 Ships                                    2.2%          2.5%         2.2%          2.0%         2.0%
Precision Machinery                       4.8%          4.6%         5.1%          5.4%         5.4%
Other Exports                             9.0%          9.5%        10.0%          9.5%        10.2%

-----------------------------------------------------------------------------------------------------
Total                                   100.0%        100.0%       100.0%        100.0%       100.0%
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Japan `s Imports                          1997          1998         1999          2000         2001
=====================================================================================================

Foods & Beverages                        13.6%         14.8%        14.3%         12.1%        12.4%
Basic Materials                           8.7%          7.8%         7.2%          6.5%         6.1%
Minerals & Fuels                         18.4%         15.3%        16.0%         20.3%        20.1%
 Coal                                     2.0%          2.2%         1.8%          1.4%         1.8%
 Petroleum                               10.3%          8.0%         8.6%         11.8%        11.1%
 Others                                   6.1%          5.2%         5.6%          7.1%         7.2%
Chemicals                                 6.9%          7.4%         7.5%          7.0%         7.3%
Textile Materials                         6.6%          6.8%         6.7%          6.5%         6.8%
Non-Ferrous Metal                         1.5%          1.4%         1.4%          1.3%         1.3%
Metal Products                            5.3%          5.1%         4.6%          4.8%         4.3%
Machinery                                28.0%         30.5%        31.3%         31.6%        31.2%
Others                                   10.9%         10.9%        10.9%         10.0%        10.6%

-----------------------------------------------------------------------------------------------------
Total                                     100%          100%         100%          100%         100%
-----------------------------------------------------------------------------------------------------

                  Source: Ministry of Finance, Trade Statistics

The following table indicates the geographic distribution of Japan's trade in recent years.

             GEOGRAPHIC DISTRIBUTION OF JAPAN'S EXPORTS AND IMPORTS

-----------------------------------------------------------------------------------------------
Japan Exports                      1997         1998          1999          2000         2001
===============================================================================================

  Asia                             41.6%        34.7%         37.2%         41.1%        40.3%
  EU                               15.6%        18.4%         17.8%         16.3%        17.0%
  North America                    29.3%        32.2%         32.4%         31.3%        31.7%
  Others                           13.6%        14.7%         12.6%         11.2%        11.0%
  ---------------------------------------------------------------------------------------------
  Subtotal                          100%         100%          100%          100%         100%
===============================================================================================

-----------------------------------------------------------------------------------------------
Japan Import                       1997         1998          1999          2000         2001
===============================================================================================

  Asia                             37.0%        37.0%         40.0%         42.0%        42.3%
  EU                               13.0%        14.0%         14.0%         12.0%        14.1%
  North America                    25.0%        27.0%         24.0%         21.0%        20.3%
  Others                           15.0%        14.0%         13.0%         13.0%        23.3%
  ---------------------------------------------------------------------------------------------
  Subtotal                         90.0%        92.0%         91.0%         88.0%       100.0%
===============================================================================================

                   Source: Ministry of Finance, Bank of Japan

                           SECURITIES MARKETS IN JAPAN

There are eight stock exchanges in Japan. Of these, the Tokyo Stock Exchange, the Osaka Stock Exchange and the Nagoya Stock Exchange are the largest. The three main markets have two sections of stocks; generally, companies with smaller capitalization are listed on the second section. In addition, The Japan Over-The-Counter Trading Co. acts as the intermediary between securities companies wishing to trade shares on the over-the-counter (OTC) market. The primary role of the OTC market is to facilitate the raising of funds from the investing public by unlisted, small and medium-sized companies. Equity securities of Japanese companies, which are traded in an over-the-counter market, are generally securities of relatively small or little-known companies. A new market, named "Mothers", was established in the Tokyo Stock Exchange on November 11, 1999. This market is designed to facilitate the public listing of venture business-type small corporations.

There are two widely followed price indices. The Nikkei Stock Average (NSA) is an arithmetic average of 225 selected stocks computed by a private corporation. In addition, the Tokyo Stock Exchange publishes the TOPIX, formerly the TSE Index, which is an index of all first section stocks, about 1450 in total. The second section has its own index. Nihon Keizai Shimbun, Inc., the publisher of a leading Japanese economic newspaper, publishes the OTC Index.

The following table shows the high, low and close of the NSA, TOPIX and the Nikkei OTC Index for the years 1992 through 2001.

----------------------------------------------------------------------------------------------------------------------------
                          1992      1993      1994      1995      1996      1997      1998      1999      2000      2001
============================================================================================================================

Nikkei 225    High        23,801.2 21,148.1  21,552.8  20,011.8  22,666.8  20,681.1   17,264.3 18,934.3  20,833.2  14,529.4
              Low         14,309.4 16,078.7  17,369.7  14,485.4  19,161.7  14,775.2   12,880.0 13,232.7  11,820.0   9,420.9
              Close       16,925.0 17,417.2  19,723.1  19,868.2  19,361.4  15,258.7   13,842.2 18,934.3  12,999.7  11,024.9

----------------------------------------------------------------------------------------------------------------------------
TSE/TOPIX     High         1,763.4  1,698.7   1,712.7   1,585.9   1,722.1   1,560.3    1,300.3  1,722.2   1,732.5   1,441.0
              Low          1,102.5  1,250.1   1,446.0   1,193.2   1,448.5   1,130.0      980.1  1,048.3   1,162.0     922.5
              Close        1,307.7  1,439.3   1,559.1   1,577.7   1,470.9   1,175.0    1,087.0  1,722.2   1,277.3   1,060.2
----------------------------------------------------------------------------------------------------------------------------


                                       21

----------------------------------------------------------------------------------------------------------------------------
                          1992      1993      1994      1995      1996      1997      1998      1999      2000      2001
============================================================================================================================

----------------------------------------------------------------------------------------------------------------------------
OTC           High         2,022.4  1,728.1   2,002.7   1,852.1   1,747.2   1,333.1      842.1  2,423.2   2,214.5   1,453.8
              Low          1,099.3  1,200.8   1,445.5   1,194.8   1,316.3     708.2      611.0    727.3   1,126.7   1,027.3
              Close        1,227.9  1,447.6   1,776.1   1,488.4   1,330.6     721.5      725.0  2,270.1   1,354.6   1,180.5
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
   YoY%Chg                1992      1993      1994      1995      1996      1997      1998      1999      2000      2001
============================================================================================================================

Nikkei 225    High          -12.3%   -11.1%     +1.9%     -7.2%    +13.3%     -8.8%     -16.5%    +9.7%    +10.0%    -30.3%
              Low           -33.3%   +12.4%     +8.0%    -16.6%    +32.3%    -22.9%     -12.8%    +2.7%    -10.7%    -20.3%
              Close         -26.4%    +2.9%    +13.2%     +0.7%     -2.6%    -21.2%      -9.3%   +36.8%    -31.3%    -15.2%

----------------------------------------------------------------------------------------------------------------------------
TSE/TOPIX     High          -13.1%    -3.7%     +0.8%     -7.4%     +8.6%     -9.4%     -16.7%   +32.4%     +0.6%    -16.8%
              Low           -32.7%   +13.4%    +15.7%    -17.5%    +21.4%    -22.0%     -13.3%    +7.0%    +10.8%    -20.6%
              Close         -23.7%   +10.1%     +8.3%     +1.2%     -6.8%    -20.1%      -7.5%   +58.4%    -25.8%    -17.0%

----------------------------------------------------------------------------------------------------------------------------
OTC           High          -39.3%   -14.6%    +15.9%     -7.5%     -5.7%    -23.7%     -36.8%  +187.8%     -8.6%    -34.4%
              Low           -42.7%    +9.2%    +20.4%    -17.3%    +10.2%    -46.2%     -13.7%   +19.0%    +54.9%     -8.8%
              Close         -36.9%   +17.9%    +22.7%    -16.2%    -10.6%    -45.8%      +0.5%  +213.1%    -40.3%    -12.9%
----------------------------------------------------------------------------------------------------------------------------

           Source: Tokyo Stock Exchange, Monthly Statistics Report and
 Annual Statistics of OTC Stocks issued by Japan Securities Dealers Association

THE ORIGINAL DOCUMENT CONTAINS A MOUNTAIN CHART HERE SHOWING TOPIX AND NIKKEI 225 (1987/05=1) FROM DATES 5/87 TO 5/01

In the five years ending December 1989, the Tokyo Stock Price Index (TOPIX) more than tripled, rising from 913.37 to 2884.80 on December 18, 1989. The TOPIX then declined heavily in 1990 and in 1992, and after showing a slight rebound in 1993 and 1994, the Index continued to decline throughout 1996, 1997 and 1998 to a low of 980.11 on October 15, 1998. From the 1989 peak to the 1998 bottom, the TOPIX registered a 66% drop. In 1999, the Tokyo stock market showed a strong upturn led by information service sector However, over the last two years TOPIX has given up all the ground gained in 1999 as high growth company valuations fell in line with those in the US and Europe, and worries over the financial system persisted. In February 2002 TOPIX hit a new post-bubble low, and the Nikkei 225 fell below the level of the Dow Jones 30 index for the first time in forty-six years.

The following tables present certain statistics with respect to the trading of equity securities on the Tokyo Stock Exchange (first and second sections combined) and the OTC market for the past five years.

--------------------------------------------------------------------------------------------------------------
                                                   1996        1997         1998        1999         2000
==============================================================================================================
Market Capitalization in billion of Yen)
      TSE                                      347,578     280,930      275,181     456,027      359,919
      OTC                                       14,904       9,228        7,742      27,411       10,283

--------------------------------------------------------------------------------------------------------------
Daily Average Trading Volume (000 shares)
      TSE                                      405,541     436,416      445,872     585,937      639,134
      OTC                                        9,766       5,614        5,036      16,877       13,938

--------------------------------------------------------------------------------------------------------------
Number of Listed Companies
      TSE                                         1766        1805         1838        1890         2027
      OTC                                          762         834          856         868          886

--------------------------------------------------------------------------------------------------------------

           Source: Tokyo Stock Exchange, Monthly Securities Statistics

Compared to the United States, the common stocks of many Japanese companies trade at a higher price-earnings ratio, although they are comparable or cheaper if looked at on other valuation measures such as price to cash or price to book. Historically, investments in the OTC market have been more volatile than the TSE.

In the past, the proportion of trading value by institutional investors has tended to increase at the expense of individuals, but over the last five years, the share of trading value represented by financial institutions and business corporations has fallen while the value of trading by foreigners has risen substantially until it now represents more than half overall trading. In 1999, the trading value by individuals increased dramatically reflecting the stock market rally and brisk demand for stock investment trusts, but this subsided again in 2000 and 2001.

-------------------------------------------------------------------------------------------
(Trading Value; % of Total)      1997         1998         1999       2000        2001
===========================================================================================
Individuals                          16.9%        13.5%       29.0%      21.8%       18.0%
Foreigners                           34.5%        39.2%       38.6%      42.4%       51.8%
Securities Companies                  2.2%         1.9%        2.2%       2.8%        2.3%
Investment Trust                      3.5%         2.1%        2.3%       2.9%        2.8%
Financial Institutions               37.2%        37.4%       22.3%      26.0%       22.0%
Others                                0.7%         0.7%        0.6%       0.6%        0.5%
-------------------------------------------------------------------------------------------
Customers' Account                  100.0%       100.0%      100.0%     100.0%      100.0%
-------------------------------------------------------------------------------------------

           Source: Tokyo Stock Exchange, Annual Securities Statistics
                   (Trading Value; 1st and 2nd Sections of the
                    Tokyo, Osaka and Nagoya Stock Exchanges)

The following table shows the price/earning ratios, price/book value ratio, and dividend yield for TOPIX for each of the past five years. Because of differences in accounting methods used in Japan and the United States, the price/earning ratios are not directly comparable. The Japanese price/earnings ratio rose in the period from 1997 through 1999 due mainly to a decline in earnings particularly in the bank sector. 2000 saw a dramatic reversal, as market prices fell while earnings rose.

           TOPIX VALUATIONS (PER, PBR, Div. Yield and Rate of Return)

----------------------------------------------------------------------------------------------
                                    1997        1998         1999        2000        2001
==============================================================================================
Price/Earnings Ratio 1)                124.5       174.5         82.0        35.8       152.7
Price/Book Ratio 1)                      1.8         1.7          2.7         1.9         1.5
Dividend Yield 1)                        1.0         1.0          0.6         0.8         0.9
Rate of Return 2)                        4.2        20.9          n.a.        n.a.        n.a.
----------------------------------------------------------------------------------------------


                  Sources: 1) Nikkei, 2) Tokyo Stock Exchange

The following tables, compiled by Morgan Stanley Capital International, set forth the size of the Japanese equity market in comparison with that of other major equity markets for the five years ending December 31,2001.

                        EQUITY STOCK MARKETS OF THE WORLD

-----------------------------------------------------------------------------------------
                        1997          1998          1999         2000          2001
=========================================================================================
United States              49.29%        50.46%        48.62%       50.14%        56.10%
-----------------------------------------------------------------------------------------
Japan                      12.12%         9.98%        13.58%       10.73%         8.40%
-----------------------------------------------------------------------------------------
United Kingdom             10.20%         9.95%         9.30%        9.94%        10.50%
-----------------------------------------------------------------------------------------
EU  ex-UK                  17.93%        20.84%        20.22%       20.23%        16.70%
-----------------------------------------------------------------------------------------
Canada                      2.43%         1.79%         2.11%        2.34%         2.20%
-----------------------------------------------------------------------------------------
Switzerland                 3.70%         3.77%         2.76%        3.36%         3.10%
-----------------------------------------------------------------------------------------
Hong Kong                   1.33%         0.97%         1.13%        1.03%         0.80%
-----------------------------------------------------------------------------------------
Australia                   1.44%         1.43%         1.33%        1.34%         1.50%
-----------------------------------------------------------------------------------------
Other                       3.01%         2.25%         2.27%        2.24%         0.70%
-----------------------------------------------------------------------------------------

         Source: Morgan Stanley Capital International, Quarterly Report

* Where figures in tables under this caption have been rounded off, the totals may not necessarily agree with the sum of figures.

                             MANAGEMENT OF THE FUND

Investment Manager

Effective April 5, 2002, Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, acts as the investment advisor for the Fund pursuant to an interim agreement that complies with the requirements of Rule 15a0-4 under the Investment Company Act of 1940, as amended. The interim management agreement contains the same terms and conditions as the previous investment management agreement, except to the extent necessary to comply with Rule 15a-4, and is in effect until September 2, 2002 or until shareholders approve a new investment management agreement or it is otherwise terminated.

Under the supervision of the Board of Directors, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Fund may invest, the conclusions and investment decisions of the Advisor with respect to the Funds are based primarily on the analyses of its own research department.

Certain investments may be appropriate for the fund and also for other clients advised by the Advisor. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that fund.

In certain cases, the investments for the fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.

The present investment management agreement (the "Agreement") was approved by the Directors on April 1, 2002 and became effective April 5, 2002. Unless otherwise terminated, the agreement will be in effect for a period of 150 days from the date of the acquisition, or until shareholders approve a new investment management agreement with the Advisor, whichever occurs first. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of its assignment.

Under the Agreement, the Advisor regularly provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objectives, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund's assets shall be held uninvested, subject to the Fund's Articles, By-Laws, the 1940 Act, the Code and to the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors of the Fund may from time to time establish.

Under the Agreement, the Advisor renders significant administrative services (not otherwise provided by third parties) necessary for the Fund's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the Commission and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Directors.

The Advisor pays the compensation and expenses of all Directors, officers and executive employees (except expenses incurred attending Board and committee meetings outside New York, New York or Boston, Massachusetts) of the Fund affiliated with the Advisor and makes available, without expense to the Fund, the services of such Directors, officers and employees of the Advisor as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law, and provides the Fund's office space and facilities.

For its services under the Agreement, the Advisor receives a monthly fee, payable in dollars, equal on an annual basis to 0.85 of 1% of the first $100 million of average daily net assets, 0.75 of 1% on net assets in excess of $100 million up to and including $300 million, 0.70 of 1% on net assets in excess of $300 million up to and including $600 million, and 0.65 of 1% of net assets in excess of $600 million. For purposes of computing the monthly fee, the average daily net assets of the Fund is determined as of the close of business on each business day of each month throughout the year. For the year ended December 31, 1999, the fee pursuant to the Agreement amounted to $5,057,471, which was equivalent to an annual effective rate of 0.73% of the Fund's average daily net assets. For the year ended December 31, 2000, the fee pursuant to the Agreement amounted to $6,018,587. For the year ended December 31, 2001, the fee pursuant to the Agreement amounted to $3,330,953, which was equivalent to an annual effective rate of 0.76% of the Fund's average daily net assets.

Under the Agreement the Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the Transfer Agent; the cost of preparing share certificates or any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to stockholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors of the Fund with respect thereto. The custodian agreement provides that the custodian shall compute the net asset value.

The Agreement expressly provides that the Advisor shall not be required to pay a pricing agent of any Fund for portfolio pricing services, if any.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of the Funds that may have different distribution arrangements or expenses, which may affect performance.

Subadvisor

Zurich Scudder Investments Japan, Inc. ("ZSIJ"), Kamiyachyo Mori Building, 4-3-20, Toranomon, Minato-ku, Tokyo, Japan, an affiliate of the advisor, currently acts as the subadvisor to the fund pursuant to an interim subadvisory agreement. The interim subadvisory agreement contains the same terms and conditions as the previous subadvisory agreement with ZSIJ, except to the extent necessary to comply with Rule 15a-4 under the 1940 Act. The subadvisor renders investment advisory and management services with regard to the portion of the fund's portfolio as allocated to the subadvisor by the advisor from time-to-time for management, including services related to foreign securities, foreign currency transactions and related investments. The advisor compensates ZSIJ out of the management fee it receives from the fund.

It is expected that, on or about May 2, 2002, ZSIJ will be acquired by Deutsche Asset Management (Japan) Limited ("DeAM Japan"), Sanno Park Tower, 2-11-1 Nagatacho, Chiyoda-ku, Tokyo, Japan 100-6173, an affiliate of the advisor. The fund's Board of Directors has approved an interim subadvisory agreement between the advisor and DeAM Japan that complies with the requirements of Rule 15a-4 under the 1940 Act, which will become effective as of the date of the acquisition. The terms of the interim subadvisory agreement with DeAM Japan are substantially identical to the terms of the current interim subadvisory agreement with ZSIJ. Unless otherwise terminated, the interim subadvisory agreement will be in effect for a period of 150 days from the date of the acquisition, or until shareholders approve a new subadvisory agreement, or until termination of the Fund's interim investment management agreement with the advisor, whichever occurs first.

As compensation for its services, the Advisor pays to the Subadvisor, payable monthly, a Subadvisory fee computed at an annual rate of 0.280% of the average daily net assets of the Fund. The Subadvisory Agreement provides that the Subadvisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Subadvisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of the Subadvisor in the performance of its duties or from reckless disregard by the Subadvisor of its obligations and duties under the Subadvisory Agreement.

Code of Ethics

The Fund, the Advisor, the Subadvisor and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Fund and employees of the Advisor, Subadvisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Brokerage Commissions

Allocation of brokerage is supervised by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for the Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

The Fund's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply brokerage and research services to the Advisor or the Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services, to the Advisor or the Fund in exchange for the direction by the Advisor of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Advisor will not place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of the Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

Although certain research services from broker/dealers may be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements the Advisor's own research effort since the information must still be analyzed, weighed, and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than the Fund, and not all such information is used by the Advisor in connection with the Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

The Directors review, from time to time, whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

For the years ended December 31, 1999, 2000 and 2001, Class S shares of the Fund paid brokerage commissions of $2,227,639, $1,921,803 and $811,885, respectively. For the year ended December 31, 2001, the $626,351 (77% of the total brokerage commissions paid) resulted from orders placed consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Fund or Advisor.

The total amount of brokerage transactions aggregated $1,423,322,522, of which $433,525,546 (30% of all brokerage transactions) were transactions which included research commissions. The Directors review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable. To date no such recapture has been effected.

The rate of total portfolio turnover of the Fund for years 2001 and 2000 was 70% and 74%, respectively.

Rule 12b-1 Plan. If a Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of the Fund to make payments to SDI pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by SDI in excess of its fees under the Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse SDI for its expenses incurred. (See "Principal Underwriter" for more information.)

Each distribution agreement and Rule 12b-1 Plan continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of the Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. Each agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the Fund for that Fund or by SDI upon 60 days' notice. Termination by the Fund with respect to a class may be by vote of a majority of the Board or a majority of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. A Rule 12b-1 Plan may not be amended for a class to increase the fee to be paid by the Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund and all material amendments must in any event be approved by the Board in the manner described above with respect to the continuation of the agreement.

Administrative Agreement

Administrative services are provided to the Fund under an administrative services agreement ("administrative agreement") with SDI. SDI bears all its expenses of providing services pursuant to the administrative agreement between SDI and the Fund, including the payment of service fees. Classes A, B and C pay SDI an administrative services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of the Class A, B and C shares of the Fund.

SDI has entered into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors in the Funds. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Funds, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A shares, SDI pays each firm a service fee, normally payable quarterly, at an annual rate of up to 0.25% of the net assets in the Funds' accounts that it maintains and services attributable to Class A shares, commencing with the month after investment. With respect to Class B and Class C shares, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and C shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by SDI or the Fund. Firms to which service fees may be paid may include affiliates of SDI. In addition, SDI may from time to time, from its own resources, pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

SDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Fund. Currently, the administrative services fee payable to SDI is payable at the annual rate of
0.25% based upon Fund assets in accounts for which a firm provides administrative services and, effective January 1, 2000, the Fund will pay SDI an administrative service fee at the annual rate of 0.15% based upon Fund assets in accounts for which there is no firm (other than SDI) listed on the Fund's records. The effective administrative services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of the Fund's assets that is in accounts for which a firm of record provides administrative services. The Board of Directors, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Fund assets in the future. For the year ended December 31, 2000, the administrative services fee paid to SDI aggregated $1,813. For the year ended December 31, 2001, the administrative services fee paid to SDI aggregated $3,972, and waived $1,310.

Certain Board members or officers of the Funds are also directors or officers of the Advisor or SDI as indicated under "Directors and Officers and Board Members."

Distributor

Pursuant to an underwriting and distribution services agreement ("distribution agreement") with the Fund, Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, and a wholly-owned subsidiary of the Advisor, is the principal underwriter and distributor for the Class A, Class B and Class C shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. SDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. SDI may enter into related selling group agreements with various broker-dealers, including affiliates of SDI, that provide distribution services.

Class A Shares. SDI receives no compensation from the Fund as principal underwriter for Class A shares and pays all expenses of distribution of the Fund's Class A shares under the distribution agreement not otherwise paid by dealers or other financial services firms. As indicated under "Purchase, Repurchase and Redemption of Shares," SDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Fund's Class A shares. The following information concerns the underwriting commissions paid in connection with the distribution of the Fund's Class S shares for the periods noted.

                             Fiscal      Commissions Retained By      Commissions Underwriter       Commissions Paid to
Fund                          Year            Underwriter               Paid to All Firms           Affiliated Firms
----                          ----            -----------               -----------------           ----------------

Japan Fund                     2001           $91.15                            $25,214                      $0

Rule 12b-1 Plan

Distribution Services. Each Fund has adopted a plan under Rule 12b-1 (the "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by SDI to pay for distribution and services for those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis they will, over time, increase the cost of an investment and cost more than other types of sales charges.

Since the Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by SDI to pay for distribution services for those classes, that Distribution Agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares.

If a Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of a Fund to make payments to SDI pursuant to the Rule 12b-1 Plan will cease and each Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by SDI in excess of its fees under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Rule 12b-1 Plan may or may not be sufficient to reimburse SDI for its expenses incurred. The distribution agreement may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of each Fund, and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of each Distribution Agreement.

For its services under the Distribution Agreement, SDI receives a fee from each Fund under Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. SDI also receives any contingent deferred sales charges paid with respect to Class B shares. SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, SDI receives a fee from each Fund under Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by SDI or the Fund. SDI also receives any contingent deferred sales charges paid with respect to Class C shares. For the year ended December 31, 2001, the Distribution services fee for Class B shares and Class C shares aggregated $1,131 and $2,043 respectively, of which $68 and $129 was unpaid at December 31, 2001.

Shareholder Services. Pursuant to the Rule 12b-1 Plan, shareholder or administrative services are provided to the Fund on behalf of Class A, B and C shareholders under a Services Agreement with SDI. SDI bears all its expenses of providing services pursuant to the shareholder agreement between SDI and the Fund, including the payment of service fees. The Fund pays SDI a shareholder services fee, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of each class.

SDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in the Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A Shares, SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares, commencing with the month after investment. With respect to Class B and Class C Shares, SDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such Shares. For periods after the first year, SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C Shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by SDI or the Fund. Firms to which service fees may be paid include affiliates of SDI. In addition SDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

SDI also may provide some of the above services and may retain any portion of the fee under the shareholder agreement not paid to firms to compensate itself for administrative functions performed for the Fund. Currently, the shareholder services fee payable to SDI is payable at an annual rate of 0.25% based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% based upon Fund assets in accounts for which there is no firm of record (other than SDI) listed on the Fund's records. The effective shareholder services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm of record provides shareholder services. The Board of Directors of the Fund, in its discretion, may approve basing the fee to SDI at the annual rate of 0.25% on all Fund assets in the future.


Certain directors or officers of the Fund are also directors or officers of the Advisor or SDI, as indicated under "Officers and Directors."


Distribution expenses of the Funds in connection with the Rule 12b-1 Plans for each class of shares is set forth below. A portion of the marketing and sales and operating expenses shown of the marketing and sales and operating expenses show below could be considered overhead expenses.

                                 Class B Shares

                                       30

                                                                                         Total
                                                                                      Distribution     Distribution Fees
                                        Distribution Fees     Contingent Deferred     Fees Paid by          Paid by
                          Fiscal        Paid by Fund to         Sales Charge to       Underwriter       Underwriter to
Fund                      Year          Underwriter              Underwriter           to Firms       Affiliated Firms
----                      ----          -----------              -----------           --------       ----------------

Japan Fund                   2001             $1,411                   $755              $5,602                 $0
                             2000               $405                   $182                  $0                 $0

                                       Advertising                                          Misc.
                          Fiscal          and          Prospectus     Marketing and       Operating         Interest
Fund                      Year         Literature      Printing       Sales Expenses       Expenses           Expense
----                      ----         ----------      --------       --------------       --------           -------

Japan Fund                   2001           $347          $172               $274              $77               $737
                             2000           $375           $23                $62              $39                $50

                                 Class C Shares

                                                                                         Total
                                                                                      Distribution     Distribution Fees
                                        Distribution Fees     Contingent Deferred     Fees Paid by          Paid by
                          Fiscal         Paid by Fund to        Sales Charge to       Underwriter       Underwriter to
Fund                      Year          Underwriter             Underwriter            to Firms       Affiliated Firms
----                      ----          -----------             -----------            --------       ----------------

Japan Fund                   2001             $2,120                 $6,055               $3,491                $0
                             2000                $96                     $0                  $97                $0

                                       Advertising                                          Misc.
                          Fiscal          and          Prospectus     Marketing and       Operating         Interest
Fund                      Year         Literature      Printing       Sales Expenses       Expenses           Expense
----                      ----         ----------      --------       --------------       --------           -------

Japan Fund                   2001           $835          $123             $1,228            $282                 $60
                             2000           $182           $13                 $7             $22                  $0

                             FUND SERVICE PROVIDERS

Custodian and Fund Accounting Agent

The Fund employs Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, as Custodian and Fund Accounting Agent. Bank of Tokyo -- Mitsubishi, Limited is employed as Sub-Custodian. Brown Brothers attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

Transfer Agent and Shareholder Service Agent

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, serves as "Shareholder Service Agent" of the Fund, and as such, performs all duties as transfer agent and dividend paying agent.

The Fund pays SISC as follows: annual account fees of $10.00 ($18.00 for retirement accounts) plus set up charges, annual fees associated with the contingent deferred sales charges (Class B only), an asset-based fee of 0.08% and out-of-pocket reimbursement. For the year ended December 31, 2001, no amount was charged to Classes A, B and C by SISC, after a waiver of $7,691, $992 and $922, respectively.

Auditors

The financial highlights of the Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statement and semi-annual unaudited financial statements.

Legal Counsel

The Fund employs Davis Polk and Wardwell, 450 Lexington Ave., New York, NY 10017, as the Fund's counsel.

                                   PERFORMANCE

The Fund may advertise several types of performance information for a class of shares, including "average annual total return" and "total return." Performance information will be computed separately for each of Class A, Class B and Class C shares. Each of these figures is based upon historical results and is not representative of the future performance of any class of shares of the Fund.

There  may  be  quarterly   periods  following  the  periods  reflected  in  the
performance bar chart in the Fund's prospectus which may be higher or lower than those included in the bar chart.

Average annual total return and total return measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio. The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for each class of shares of the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the relevant class of Fund shares on the first day of the period, adjusting to deduct the maximum applicable sales charge (in the case of Class A Shares), and computing the "redeemable value" of that investment at the end of the period. Average annual total return quotations will be determined to the nearest 1/100th of 1%. The redeemable value in the case of Class B Shares or Class C Shares include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. Average annual total return calculated in accordance with this formula does not take into account any required payments for federal or state income taxes. Such quotations for Class B Shares for periods over six years will reflect conversion of such shares to Class A Shares at the end of the sixth year. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated in a manner not consistent with the standard formula described above, without deducting the maximum sales charge or contingent deferred sales charge.

Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. On April 1, 2000, the fund offered an additional three classes of shares, namely the Class A, B and C shares described herein. Prior to that date, the Fund consisted of one class of shares which, on that date, were designated as Class S shares of the Fund. Class S shares have no sales charges, Rule 12b-1 fees, or Administrative Service Fees (ASF). Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C share performance is adjusted for a CDSC, which is 1% within the first year after purchase. The performance figures have not been adjusted to reflect Rule 12b-1 fees of 0.75%, which are applicable to each of Class B and C shares, and ASF of up to 0.25%, which are applicable to each of Class A, B and C shares from the date of each such class's inception. The Rule 12b-1 fees and ASF applicable to the respective classes of shares of the Fund will result in lower performance. Class S shares are subject to certain other, or different levels of, expenses than Classes A, B and C shares. The expenses applicable to Class S shares have been reflected in the performance presented. The difference in expenses will affect performance.

The figures below are based on the actual performance of the Class S shares, which are offered pursuant to a separate prospectus and Statement of Additional Information, and show performance information for the period ended December 31, 2001.

Returns for the Class A, Class B and Class C shares for the periods prior to their inception are derived from the historical performance of Class S shares and are restated to reflect the deduction of the current applicable sales charges (that is, the maximum 5.75% sales charge for Class A shares or the deferred sales charge in effect at the applicable period for Class B shares or Class C shares). The Class A, Class B and Class C shares' average annual total returns have also been restated to reflect an estimate of the difference in expense structure among share classes.

All returns assume reinvestment of distributions at net asset value and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Average annual total return is the average annual compound rate of return for periods of one year, five years, and ten years (or such shorter periods as may be applicable dating from the commencement of the Fund's Class S operation), all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1
Where:

    T      =   Average Annual Total Return
    P      =   a hypothetical initial investment of $1,000
    n      =   number of years
    ERV    =   ending  redeemable  value:  ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

           Average Annual Total Returns (After Taxes on Distributions)

                                 P(1+T)^n = ATVD

Where:

   P     =   a hypothetical initial investment of $1,000
   T     =   average annual total return (after taxes on distributions)
   n     =   number of years
   ATVD  =   ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions

   Average Annual Total Returns (After Taxes on Distributions and Redemption)

                                 P(1+T)^n = ATVD
Where:

   P     =    a hypothetical initial investment of $1,000
   T     =    average annual total return (after taxes on distributions and redemption)
   n     =    number of years
   ATVD  =    ending value of a hypothetical $1,000 payment made at the
              beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions

         Average Annual Total Return for periods ended December 31, 2001

                             One Year          Five Years         Ten Years
                             --------          ----------         ---------

Japan Fund -- Class A          -37.86%          0.74%                 -0.73%
Japan Fund -- Class B          -36.18%          1.18%                 -0.80%
Japan Fund -- Class C          -34.07%          1.35%                 -0.79%

As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund will vary based on changes in market conditions and the level of the Fund's and class' expenses.

In connection with communicating its average annual total return to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Total Return

Total return is the rate of return on an investment for a specified period of time calculated by computing the cumulative rate of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

                                 T = (ERV/P) - 1

Where:

     T      =  Total Return
     P      =  a hypothetical initial investment of $1,000
     ERV    =  ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

From time to time, in advertisements, sales literature, and reports to shareholders or prospective investors, figures relating to the growth in the total net assets of the Fund apart from capital appreciation will be cited, as an update to the information in this section, including, but not limited to: net cash flow, net subscriptions, gross subscriptions, net asset growth, net account growth, and subscription rates. Capital appreciation generally will be covered by marketing literature as part of the Fund's and classes' performance data.

Quotations of the Fund's performance are based on historical earnings, show the performance of a hypothetical investment, and are not intended to indicate future performance of the Fund. An investor's shares when redeemed may be worth more or less than their original cost. Performance of the Fund will vary based on changes in market conditions and the level of the Fund's and class' expenses.

Taking a Global Approach

Many U.S. investors limit their holdings to U.S. securities because they assume that international or global investing is too risky. While there are risks connected with investing overseas, it's important to remember that no investment -- even in blue-chip domestic securities -- is entirely risk free. Looking outside U.S. borders, an investor today can find opportunities that mirror domestic investments -- everything from large, stable multinational companies to start-ups in emerging markets. To determine the level of risk with which you are comfortable, and the potential for reward you're seeking over the long term, you need to review the type of investment, the world markets, and your time horizon.

The United States is unusual in that it has a very broad economy that is well represented in the stock market. However, many countries around the world are not only undergoing a revolution in how their economies operate, but also in terms of the role their stock markets play in financing activities. There is vibrant change throughout the global economy and all of this represents potential investment opportunity.

Investing beyond the United States can open this world of opportunity, due partly to the dramatic shift in the balance of world markets. In 1970, the United States alone accounted for two-thirds of the value of the world's stock markets. Now, the situation is reversed -- only 35% of global stock market capitalization resides here. There are companies in Southeast Asia that are starting to dominate regional activity; there are companies in Europe that are expanding outside of their traditional markets and taking advantage of faster growth in Asia and Latin America; other companies throughout the world are getting out from under state control and restructuring; developing countries continue to open their doors to foreign investment.

Stocks in many foreign markets can be attractively priced. The global stock markets do not move in lock step. When the valuations in one market rise, there are other markets that are less expensive. There is also volatility within markets in that some sectors may be more expensive while others are depressed in valuation. A wider set of opportunities can help make it possible to find the best values available.

International or global investing offers diversification because the investment is not limited to a single country or economy. In fact, many experts agree that investment strategies that include both U.S. and non-U.S. investments strike the best balance between risk and reward.

Comparison of Fund Performance

The Fund's performance figures are based upon historical results and are not necessarily representative of future performance. The Fund's Class A Shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B and Class C Shares are sold at net asset value. Redemption of Class B Shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of Class C Shares may be subject to a 1% contingent deferred sales charge in the first year following the purchase. Returns and net asset value will fluctuate. Factors affecting the Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce returns described in this section. Shares of the Fund are redeemable at the then current net asset value, which may be more or less than original cost.

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Stock Price Index (S&P
500), the Nasdaq OTC Composite Index, the Nasdaq Industrials Index, the Russell 2000 Index, and statistics published by the Small Business Administration.

Because some or all of the Fund's investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part of the Fund's investment performance. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Fund. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which the Fund invests, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price-earnings ratios and the total value of stock markets. Sources for such statistics may include official publications of various foreign governments and exchanges.

From time to time, in advertising and marketing literature, this Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk. For instance, a Scudder growth fund will be compared to funds in the growth fund category; a Scudder income fund will be compared to funds in the income fund category; and so on. Scudder funds (except for money market funds) may also be compared to funds with similar volatility, as measured statistically by independent organizations. In addition, the Fund's performance may be compared to the performance of broad groups of comparable mutual funds. Unmanaged indices with which the Fund's performance may be compared include, but are not limited to, the following:

         The Europe/Australia/Far East (EAFE) Index
         International  Finance  Corporation's  Latin America  Investable  Total
            Return Index
         Morgan Stanley Capital International World Index

         J.P. Morgan Global Traded Bond Index
         Salomon Brothers World Government Bond Index
         Nasdaq Composite Index
         Wilshire 5000 Stock Index

From time to time, in marketing and other Fund literature, Directors and officers of the Fund, the Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Advisor has under management in various geographical areas may be quoted in advertising and marketing materials.

Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a "risk/return spectrum" which compares the Fund to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. Government and offer a fixed rate of return.

Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about this Fund.

                        PURCHASE AND REDEMPTION OF SHARES


Fund Shares are sold at their public offering price, which is the net asset value per such shares next determined after an order is received in proper form plus, with respect to Class A Shares, an initial sales charge. The minimum initial investment for Class A, B or C is $1,000 and the minimum subsequent investment is $50 but such minimum amounts may be changed at any time. The Fund may waive the minimum for purchases by directors, officers or employees of the Fund or the Advisor and its affiliates. An order for the purchase of Shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.


Purchase of Shares

Alternative Purchase Arrangements. Class A shares of the Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of the Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                          Annual 12b-1
                                                        Distribution Fees
                                                         (as a % of average
              Sales Charge                               daily net assets)            Other Information
              ------------                               -----------------            -----------------

Class A       Maximum initial sales charge of                     None^(1)            Initial sales charge waived or
              5.75% of the public offering price                                      reduced for certain purchases

Class B       Maximum contingent deferred sales charge              0.75%             Shares convert to Class A shares
              of 4% of redemption proceeds; declines                                  six years after issuance
              to zero after six years

Class C       Contingent deferred sales charge of 1%                0.75%             No conversion feature
              of redemption proceeds for redemptions
              made during first year after purchase

(1) Class A shares purchased at net asset value under the "Large Order NAV Purchase Privilege" may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a 0.50% contingent deferred sales charge if redeemed within the second year of purchase.

The minimum initial investment for each of Class A, B and C of the Fund is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for an Individual Retirement Account is $500 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Due to the desire of the Trust's management to afford ease of redemption, certificates will not be issued to indicate ownership in the Fund. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                    Sales Charge
                                                                    ------------
                                                                                                Allowed to
                                                                                               Dealers as a
                                           As a Percentage of       As a Percentage of        Percentage of
Amount of Purchase                            Offering Price         Net Asset Value*         Offering Price
------------------                            --------------         ----------------         --------------

Up to $50,000                                      5.75                     6.10                  5.20
$50,000 but less than $100,000                     4.50                     4.71                  4.00
$100,000 but less than $250,000                    3.50                     3.63                  3.00
$250,000 but less than $500,000                    2.60                     2.67                  2.25
$500,000 but less than $1 million                  2.00                     2.04                  1.75

*        Rounded to the nearest one-hundredth percent.

The Fund receives the entire net asset value of all its shares sold. SDI, the Fund's principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, SDI may re-allow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of the Fund may be purchased at net asset value by: (a) any purchaser, provided that the amount invested in such Fund or other Scudder Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 100 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of the purchase of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege."

SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through SISC. For purposes of determining the appropriate commission percentage to be applied to a particular sale, SDI will consider the cumulative amount invested by the purchaser in the Fund and other Scudder Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above and including Class R shares of certain Scudder Funds. The privilege of purchasing Class A shares of the Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Class A shares of the Fund or of any other Scudder Mutual Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares of a Fund may be purchased at net asset value by persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.

Class A shares of the Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Scudder Mutual Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.

Class A shares of a Fund may be purchased at net asset value by persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.

Class A shares may be sold at net asset value in any amount to: (a) officers, directors, employees (including retirees) and sales representatives of the Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children; (c) any trust, pension, profit-sharing or other benefit plan for only such persons; (d) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (e) persons who purchase shares of the Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase the Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of the Fund may be sold at net asset value through certain investment advisers registered under the 1940 Act and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. The Fund may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a director or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section  401  of  the  Code;  or  other   organized  group  of  persons  whether
incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative -- Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class B Shares."

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. See "Principal Underwriter."

Class B shares of the Fund will automatically convert to Class A shares of the Fund six years after issuance on the basis of the relative net asset value per share of the Class B shares. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for SDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis. The conversion of Class B Shares to Class A Shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to the Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B Shares and not Class A Shares does not result in the Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B Shares to Class A Shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B Shares to Class A Shares may be suspended if such assurance is not available. In that event, no further conversions of Class B Shares would occur, and Shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

Purchase of Class C Shares. The public offering price of the Class C shares of the Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Redemption or Repurchase of Shares -- Contingent Deferred Sales Charge -- Class C Shares." SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares. See "Investment Advisor."


Which Arrangement is Better for You? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. In making this decision, investors should review their particular circumstances carefully with their financial representative. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. That determination must be made by investors with the assistance of their financial representative. Orders for Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans (not including plans under Code Section 403 (b)(7) sponsored by a K-12 school district) using the subaccount record keeping system made available through the Shareholder Service Agent ("Flex Plans") will be invested instead in Class A shares at net asset value where the combined subaccount value in a Fund or other Scudder Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases" is in excess of $1 million for Class B shares or $5 million for Class C shares including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features." Flex Plans that on May 1, 2000 have in excess of $1million invested in Class B shares of Scudder Mutual Funds and are able to qualify for the purchase of Class A shares at net asset value (e.g., pursuant to a Letter of Intent), will have future investments made in Class A shares and will have the option to convert their holdings in Class B shares to Class A shares free of any contingent deferred sales charge on May 1, 2002.

For more information about the three sales arrangements, consult your financial representative or the Shareholder Service Agent. Financial services firms may receive different compensation depending upon which class of shares they sell.


General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. SDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by SISC,
(iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, SDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Funds. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or other funds underwritten by SDI.

Orders for the purchase of shares of the Fund will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares."

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services. This prospectus should be read in connection with such firms' material regarding their fees and services.

The Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Tax Identification Number. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires the Fund to withhold 30% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a correct certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period.

Shareholders should direct their inquiries to Scudder Investments Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this prospectus.

Redemption or Repurchase of Shares

General. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's transfer agent, the shareholder may redeem such shares by sending a written request with signatures guaranteed to Scudder Mutual Funds, Attention: Redemption Department, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, directors or guardians.

The redemption price for shares of a class of the Fund will be the net asset value per share of that class of the Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, Quick-Sell or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class B Shares" below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge -- Class C Shares" below).

Because of the high cost of maintaining small accounts, the Fund may assess a quarterly fee of $9 on any account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer-sponsored employee benefit plans using the subaccount record-keeping system made available through the Shareholder Service Agent.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions and Quick-Sell transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through Quick-Buy or Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to SDI, which the Fund has authorized to act as its agent. There is no charge by SDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by SDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by SDI prior to the close of SDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Redemption by Wire. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value per Share Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through Quick-Buy or Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the redemption by wire privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Contingent  Deferred  Sales  Charge -- Large  Order NAV  Purchase  Privilege.  A
contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Automatic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge -- Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.

            Year of Redemption                    Contingent Deferred
            After Purchase                            Sales Charge
            --------------                            ------------

            First                                        4%
            Second                                       3%
            Third                                        3%
            Fourth                                       2%
            Fifth                                        2%
            Sixth                                        1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a automatic withdrawal plan (see "Special Features -- Automatic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge -- Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a automatic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features -- Automatic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts), (f) for any participant-directed redemption of shares held by employer-sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent, and (g) for redemption of shares by an employer sponsored employee benefit plan that (i) offers funds in addition to Scudder Mutual Funds (i.e., "multi-manager"), and (ii) whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and (h) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record has waived the advance of the first year and administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Contingent Deferred Sales Charge -- General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2001 will be eligible for the second year's charge if redeemed on or after March 1, 2002. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of the Fund or any other Fund listed under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of the Scudder Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of the Fund or of the other listed Funds. A shareholder of the Fund or other Funds who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment, in the same class of shares as the case may be, of the Fund or of other Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge schedule. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of the Fund or of the other Funds listed under "Special Features -- Class A Shares -- Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Funds available for sale in the shareholder's state of residence as listed under "Special Features -- Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of the Fund, the reinvestment in shares of the Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.

Redemption in Kind. Although it is the Fund's present policy to redeem in cash, if the Board of Directors determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the SEC, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the value of net assets of the Fund at the beginning of the period.

Special Features

Class A Shares -- Combined Purchases. The Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Scudder 21st Century Growth Fund, Scudder Aggressive Growth Fund, Scudder Blue Chip Fund, Scudder California Tax-Free Income Fund, Scudder Capital Growth Fund, Scudder Cash Reserves Fund (available only upon exchange or conversion from Class A shares of another Scudder Fund), Scudder Contrarian Fund, Scudder-Dreman Financial Services Fund, Scudder Global Discovery Fund, Scudder-Dreman High Return Equity Fund, Scudder Dynamic Growth Fund, Scudder Emerging Markets Income Fund, Scudder Florida Tax-Free Income Fund, Scudder Focus Growth

Fund, Scudder Focus Value Plus Growth Fund, Scudder Global Fund, Scudder Global Bond Fund, Scudder Gold and Precious Metals Fund, Scudder Growth Fund, Scudder Growth and Income Fund, Scudder Health Care Fund, Scudder High-Yield Fund, Scudder High-Yield Opportunity Fund, Scudder High-Yield Tax-Free Fund, Scudder Income Fund, Scudder International Fund, Scudder International Research Fund, Scudder Large Company Growth Fund, Scudder Large Company Value Fund, Scudder Managed Municipal Bonds, Scudder Massachusetts Tax-Free Fund, Scudder
Medium-Term Tax-Free Fund, Scudder New Europe Fund, Scudder New York Tax-Free Income Fund, Scudder Pathway Series -- Conservative Portfolio, Scudder Pathway Series -- Growth Portfolio, Scudder Pathway Series -- Moderate Portfolio, Scudder Research Fund, Scudder S&P 500 Stock Fund, Scudder-Dreman Small Cap Value Fund, Scudder Small Company Stock Fund, Scudder Strategic Income Fund, Scudder Target Fund (series are subject to a limited offering period), Scudder Technology Fund, Scudder Technology Innovation Fund, Scudder Total Return Fund, Scudder U.S. Government Securities Fund, The Japan Fund, Inc., (the "Eligible Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Scudder Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Eligible Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent or its affiliates may include: (a) Money Market Funds as "Eligible Funds," (b) all classes of shares of any Eligible Fund, and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Eligible Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares of a Fund are included for this privilege.

Class A Shares -- Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all Class A shares of the above mentioned Eligible Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of Eligible Funds in accordance with the provisions below.

Class A Shares.  Class A shares of the  Eligible  Funds and  shares of the Money
Market Funds listed under "Special Features -- Class A Shares -- Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Eligible Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

Class B Shares. Class B shares of a Fund and Class B shares of any Eligible Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without any contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of a Fund and Class C shares of any Eligible Fund listed under "Special Features -- Class A Shares -- Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, amounts exchanged retain their cost and purchase.

General. Shares of a Scudder Mutual Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). The Fund reserves the right to invoke the 15-Day Hold Policy for exchanges of $1,000,000 or less if, in the investment manager's judgment, the exchange activity may have an adverse effect on the Fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund and therefor may be subject to the 15-Day Hold Policy.

For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or SDI. Exchanges may be accomplished by a written request to SISC,
Attention: Exchange Department, P.O. Box 219557, Kansas City, Missouri 64121-9557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for Scudder Mutual Funds that are eligible for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Systematic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Scudder Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another such Scudder Mutual Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the Scudder Mutual Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Scudder Mutual Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in the Fund. Shareholders can also redeem Shares (minimum $50 and maximum $250,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. By enrolling in QuickBuy and QuickSell, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares -- General." Once enrolled in QuickBuy and QuickSell, a shareholder can initiate a transaction by calling Scudder Investments Service Company toll free at 1-800-621-1048, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Scudder Investments Service Company, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable amount of time to act upon the request. QuickBuy and QuickSell cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

Bank Direct Deposit. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Scudder Investments Service Company, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in the Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a automatic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making automatic withdrawals. SDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a automatic withdrawal plan. The right is reserved to amend the automatic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Fund.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education Individual Retirement Accounts ("IRAs"). This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Investors should consult with their own tax advisors before establishing a retirement plan.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

                       DIVIDENDS, CAPITAL GAINS AND TAXES

The Fund intends to follow the practice of distributing substantially all of net investment company taxable income as well as the entire excess of net realized long-term capital gains over net realized short-term capital losses.

The Fund intends to distribute any dividends from its net investment income and net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made within three months of the Fund's year end, if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in any such month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in additional shares of the Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent.

United States Federal Income Taxation

The following is a general discussion of certain U.S. federal income tax consequences relating to the status of the Fund and to the tax treatment of distributions by the Fund to shareholders. This discussion is based on the Code, Treasury Regulations, Revenue Rulings and judicial decisions as of the date hereof, all of which may be changed either retroactively or prospectively. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax laws (e.g., certain financial institutions, insurance companies, dealers in stock or securities, tax-exempt organizations, persons who have entered into hedging transactions with respect to shares of the Fund, persons who borrow in order to acquire shares, and certain foreign taxpayers).

Prospective shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

The Fund and its Investments. The Fund intends to qualify for and elect the special tax treatment applicable to "regulated investment companies" under Sections 851-855 of the Code.

To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or in any issuers of the same industry that are controlled by the Fund. The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

Qualification and election as a "regulated investment company" involve no supervision of investment policy or management by any government agency. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its net investment income and net long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that at least 90% of its "investment company taxable income" (determined without regard to the deduction for dividends paid) is distributed or deemed distributed. The Fund will generally be subject to tax at regular U.S. federal corporate income tax rates on any income or gains which are not treated as distributed and, under certain circumstances, in respect of investments in passive foreign investment companies as described below. Furthermore, the Fund will also be subject to a U.S. federal corporate income tax with respect to distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet the applicable distribution requirement. Although all or a portion of the Fund's taxable income (including any net capital gains) for a calendar year may be distributed in January of the following year, such a distribution may be treated for U.S. federal income tax purposes as having been received by shareholders during the calendar year. In addition, the Fund intends to make sufficient distributions in a timely manner in order to ensure that it will not be subject to the 4% U.S. federal excise tax on certain undistributed income of regulated investment companies.

The Fund generally intends to distribute all of its net investment income, net short-term capital gains and net long-term capital gains (which consist of net long-term capital gains in excess of net short-term capital losses) in a timely manner. If any net capital gains are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim his share of U.S. federal income taxes paid by the Fund on such gains as a credit or refund against his own U.S. federal income tax liability and will be entitled to increase the adjusted tax basis of his Fund shares by the difference between his pro rata share of such gains and the related credit or refund.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders.

The Fund may invest in shares of certain foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). If the Fund received a so-called "excess distribution" with respect to PFIC stock, the Fund itself might be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund would be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Fund taxable years and an interest factor would be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year would be characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Recently enacted legislation will allow the Fund to make an election to mark to market its shares of PFICs in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares. If the Fund's adjusted basis in the shares of a PFIC exceeds the shares' fair market value at the end of a taxable year, the Fund would be entitled to a deduction equal to the lesser of (a) this excess and (b) its previous income inclusions in respect of such stock under the mark-to-market rules that have not been offset by such deductions. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income that is not subject to a fund level tax when distributed by the Fund as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

At December 31, 2001 the Fund had a net tax basis capital loss carry forward of approximately $84,101,000 which may be applied against any realized net taxable capital gain of each succeeding year until fully utilized or until December 31, 2009, whichever occurs first. In addition, from November 1, 2001 through December 31, 2001, the Fund incurred approximately $12,200,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2002.

Exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

The Fund's transactions in foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund or defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to "mark-to-market" certain types of the positions in its portfolio (i.e., treat them as if they were sold), and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund intends to monitor these transactions and to make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment and will generally attempt to mitigate any adverse effects of these rules in order to minimize or eliminate its tax liabilities and to prevent disqualification of the Fund as a regulated investment company.

Distributions. Distributions to shareholders of the Fund's net investment income and distributions of net short-term capital gains will be taxable as ordinary income to shareholders. Generally, dividends paid by the Fund will not qualify for the dividends-received deduction available to corporations, because the Fund's income generally will not consist of dividends paid by U.S. corporations. Distributions of the Fund's net capital gains (designated as capital gain dividends by the Fund) will be taxable to shareholders as long-term capital gains, regardless of the length of time the shares have been held by a shareholder and are not eligible for the dividends-received deduction. The Fund will designate the portions of any capital gains dividend that are taxable at a rate of 20% in the hands of individuals and other non-corporate shareholders. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's adjusted basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder held his shares of the Fund as capital assets).

Shareholders electing to receive distributions in the form of additional shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date.

All distributions of net investment income and net capital gains, whether received in shares or in cash, must be reported by each shareholder on his U.S. federal income tax return. A distribution will be treated as paid during a calendar year if it is declared by the Fund in October, November or December of the year to holders of record in such a month and paid by January 31 of the following year. Such distributions will be taxable to shareholders as if received on December 31 of such prior year, rather than in the year in which the distributions are actually received.

Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at the time includes the amount of the forthcoming distribution, the distribution will nevertheless be taxable to them.

Sale or Redemption of Shares. A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems his shares (which includes exchanging his shares for shares of another Scudder Fund). A shareholder will generally be subject to taxation based on the difference between his adjusted tax basis in the shares sold or redeemed and the value of the cash or other property received by him in payment therefor.

A shareholder who receives securities upon redeeming his shares will have a tax basis in such securities equal to their fair market value on the redemption date. A shareholder who subsequently sells any securities received pursuant to a redemption will recognize taxable gain or loss to the extent that the proceeds from such sale are greater or less than his tax basis in such securities.

Any gain or loss arising from the sale or redemption of shares will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will generally be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Long-term capital gains recognized by individuals and other non-corporate shareholders on a sale or redemption of shares will be taxed at the rate of 20% if the shareholder's period for the shares is more than 12 months. Any loss realized on a sale or redemption will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss arising from the sale or redemption of shares held for six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such shares. For purposes of determining whether shares have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales. It is unclear how capital losses that are treated as long-term under this rule offset gains taxable at the rate of 20% in the hands of individuals and other non-corporate shareholders.

Foreign Taxes. As set forth below under "Japanese Taxation," it is expected that certain income of the Fund will be subject to Japanese withholding taxes. If the Fund is liable for foreign income taxes, including such Japanese withholding taxes, the Fund expects to meet the requirements of the Code for "passing-through" to its shareholders the foreign taxes paid, but there can be no assurance that the Fund will be able to do so. Under the Code, if more than 50% of the value of the Fund's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass-through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election a shareholder will: (a) include in gross income (in addition to taxable dividends actually received) the shareholder's pro rata share of the foreign income taxes paid by the Fund; (b) treat the shareholder's pro rata share of such foreign income taxes as having been paid by the shareholder; and
(c) subject to certain limitations, be entitled either to deduct the shareholder's pro rata share of such foreign income taxes in computing the shareholder's taxable income or to use it as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder's election to deduct rather than credit such foreign taxes may increase the shareholder's alternative minimum tax liability, if applicable. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit.

Generally, a credit for foreign income taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax (before the credit) attributable to the shareholder's total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income will be treated as foreign source income. The Fund's gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from the Fund that qualifies as foreign source income. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of the shareholder's proportionate share of the foreign income taxes paid by the Fund. A shareholder's ability to claim a credit for foreign taxes paid by the Fund may also be limited by applicable period requirements.

If the Fund does not make the election, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its net investment income. Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata portion of such taxes paid by the Fund, nor will shareholders be required to treat the amounts distributed to them as part of their pro rata portion of such taxes paid.

Backup Withholding. The Fund will be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct Taxpayer Identification Number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Foreign Shareholders. A "Foreign Shareholder" is a person or entity that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, a foreign partnership, or a nonresident fiduciary of a foreign estate or trust. If a distribution of the Fund's net investment income and net short-term capital gains to a Foreign Shareholder is not effectively connected with a U.S. trade or business carried on by the investor, such distribution will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

Foreign Shareholders may be subject to an increased U.S. federal income tax on their income resulting from the Fund's election (described above) to "pass-through" amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

A Foreign Shareholder generally will not be subject to U.S. federal income tax with respect to gain on the sale or redemption of shares of the Fund, distributions from the Fund of net long-term capital gains, or amounts retained by the Fund which are designated as undistributed capital gains unless the gain is effectively connected with a trade or business of such shareholder in the United States. In the case of a Foreign Shareholder who is a nonresident alien individual, however, gain arising from the sale or redemption of shares of the Fund, distributions of net long-term capital gains and amounts retained by the Fund which are designated as undistributed capital gains ordinarily will be subject to U.S. income tax at a rate of 30% if such individual is physically present in the U.S. for 183 days or more during the taxable year and, in the case of gain arising from the sale or redemption of Fund shares, either the gain is attributable to an office or other fixed place of business maintained by the shareholder in the United States or the shareholder has a "tax home" in the United States.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of investment in the Fund.

Notices. Shareholders will be notified annually by the Fund as to the U.S. federal income tax status of the dividends, distributions, and deemed distributions made by the Fund to its shareholder. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Japanese Taxation

The operations of the Fund as described herein do not, in the opinion of Nagashima & Ohno, Japanese counsel for the Fund, involve the creation in Japan of a "permanent establishment" of the Fund by reason only of dealing in Japanese securities (whether or not such dealings are effected through securities firms or banks licensed in Japan) provided such dealings are conducted by the Fund from outside of Japan or by the Fund's independent agent acting in the ordinary course of its business in Japan, pursuant to the tax convention between the United States and Japan (the "Convention") as currently in force. Pursuant to the Convention, a Japanese withholding tax at the maximum rate of 15% is, with certain exceptions, imposed upon dividends paid by a Japanese corporation to the Fund. Pursuant to the present terms of the Convention, interest received by the Fund from sources within Japan is subject to a Japanese withholding tax at a maximum rate of 10%. In the opinion of Nagashima & Ohno, pursuant to the Convention, capital gains of the Fund arising from its investments as described herein are not taxable in Japan.

Generally, the Fund will be subject to the Japan securities transaction tax on its sale of certain securities in Japan. The current rates of such tax range from 0.03% to 0.30% depending upon the particular type of securities involved. Transactions involving equity securities are currently taxed at the highest rate.

                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of a Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until expiration is valued at the evaluated price provided by the broker-dealer with which it was traded. An option contract on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until expiration is valued at the average of the evaluated prices provided by two broker-dealers. Futures contracts (and options thereon) are valued at the most recent settlement price as of the Value Time on such exchange. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate, which shall be determined not more than one hour before the Value Time based on information obtained from sources determined by the Advisor to be appropriate.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Fund's Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by a Fund's Pricing Committee.

                             DIRECTORS AND OFFICERS

Directors Information:

The following table presents information about each Director of the Fund as of May 1, 2002. Each Director's age as of May 1, 2002 is in parentheses after his name. Unless otherwise noted, the address of each Director is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. The term of office for each Director is until the next meeting of stockholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of stockholders, each Director will hold office for an indeterminate period.

Non-Interested Directors

                                                                                   No. of
Name, Age and Position(s)                                                          Portfolios in
Held                         Length of            Principal Occupation(s) During   Fund Complex       Other
with the Fund                Time Served          Past 5 Years                     Overseen           Directorships Held
-------------                -----------          ------------                     --------           ------------------

William L. Givens (72)       1978 to present      President, Twain Associates              1          None
Director and Chairman

Shinji Fukukawa (69)         2001 to present      Chief Executive Officer,                 1          None
Director                                          Dentsu Institute for Human
                                                  Studies

Thomas M. Hout (59)          1998 to present      Senior Advisor, Boston                   1          None
Director                                          Consulting Group

John F. Loughran (70)        1974 and 1990 to     Retired 1995; formerly, Senior           1          The Industrial Bank of
Director                     present              Advisor for Asia Pacific to                         Japan Trust Company
                                                  J.P. Morgan & Co., Inc.

Yoshihiko Miyauchi (66)      1996 to present      Chairman and Chief Executive             1          ORIX Auto Leasing Corp.
Director                                          Officer, ORIX Corporation                           ORIX Alpha Corporation
                                                                                                      ORIX Rentec Corporation
                                                                                                      ORIX Life Insurance
                                                                                                      Corporation
                                                                                                      ORIX Baseball Club
                                                                                                      ORIX Commodities
                                                                                                      Corporation
                                                                                                      NIPPON Venture Company
                                                                                                      Ltd.
                                                                                                      Nissei Leasing Co.
                                                                                                      ORIX Asia Ltd.
                                                                                                      ORIX Taiwan Corp.
                                                                                                      Thai ORIX Leasing Corp.



                                       55

                                                                                   No. of
Name, Age and Position(s)                                                          Portfolios in
Held                         Length of            Principal Occupation(s) During   Fund Complex       Other
with the Fund                Time Served          Past 5 Years                     Overseen           Directorships Held
-------------                -----------          ------------                     --------           ------------------

William V. Rapp (63)         1991 to present      President, WV Research                   1          Center on Japan
Director                                          Associates;                                         Economy and Business
                                                  Research Professor and Chair,
                                                  Henry J. Leir International
                                                  Trade and Business School of
                                                  Management, New Jersey
                                                  Institute of Technology;
                                                  Senior Research Fellow,
                                                  Columbia University;
                                                  Fulbright Professor,
                                                  Ritsumeikan University (until
                                                  1999); Managing Director, Rue
                                                  Associates (1991-1999);
                                                  Academic Director, Yale
                                                  University (1996-1999)

Takeo Shiina (72)            1998 to present      Senior Advisor, IBM Japan,               1          Hoya Corporation;
Director                                          Ltd.                                                Proudfoot Consulting


Interested Directors and Officers*

The following table presents information about each Interested Director and Officer of the Fund. Each Officer's age as of May 1, 2002 is in parentheses after his or her name. Unless otherwise noted, the address of each Officer is c/o Deutsche Investment Management Americas Inc., Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the Fund. Each Officer of the Fund is an employee of Deutsche Investment Management Americas Inc.

Name, Age and                                                                        No. of Portfolios
Position(s)                    Length of            Principal Occupation(s) During   in Fund Complex     Other
Held with the Fund             Time Served          Past 5 Years                     Overseen            Directorships Held
------------------             -----------          ------------                     --------            ------------------

Lynn S. Birdsong (55)#         2000 to present      Formerly, Managing Director,             1           None
Director and President                              Zurich Scudder Investments,
                                                    Inc.

Yasuo Kanzaki (70)             2001 to present      Special Advisor,                         1           None
Director                                            Nikko Salomon Smith Barney;
The Nikko Research                                  formerly, Chairman Emeritus,
Center, Ltd.                                        The Nikko Research Center Ltd.
1-2-5 Nihonbashi Kayabacho                          (until 2001)
Chuo-ku, Tokyo 103-0025
Japan

Gina Provenzano (59)#          1978 - present       Vice President,                    Not Applicable    None
Vice President and Treasurer                        Deutsche Asset Management

Miyuki Wakatsuki (64)          1994 - present       Vice President, Deutsche Asset     Not Applicable    None
Vice President                                      Management

                                       56

Name, Age and                                                                        No. of Portfolios
Position(s)                    Length of            Principal Occupation(s) During   in Fund Complex     Other
Held with the Fund             Time Served          Past 5 Years                     Overseen            Directorships Held
------------------             -----------          ------------                     --------            ------------------

Sean Lenihan (38)              2001 - present       Managing Director, Deutsche        Not Applicable    None
Vice President                                      Asset Management

Maureen E. Kane (40)+          1999 - present       Vice President,                    Not Applicable    None
Vice President and Secretary                        Deutsche Asset Management

John R. Hebble (43)+           1998 - present       Senior Vice President,             Not Applicable    None
Assistant Treasurer                                 Deutsche Asset Management;
                                                    (1997  to  present);   prior
                                                    thereto,    Assistant   Vice
                                                    President  of  State  Street
                                                    Bank  and   Trust   Company;
                                                    Associate  Staff Attorney of
                                                    FMR Corp.

Thomas Lally (34)+             2001 - present       Senior Vice President,             Not Applicable    None
Assistant Treasurer                                 Deutsche Asset Management

Brenda Lyons (39)+             1998 - present       Senior Vice President of           Not Applicable    None
Assistant Treasurer                                 Deutsche Asset Management;
                                                    Group Head -- Investment
                                                    Operations Department's
                                                    Infrastructure Group; member
                                                    of  Complex Securities
                                                    Committee and the Brokerage
                                                    Oversight Committee, Deutsche
                                                    Asset Management

#        345 Park Avenue, New York, New York 10154-0010.

+        Two International Place, Boston, Massachusetts 02110-4103

Directors' Responsibilities. The Board of Directors' primary responsibility is to represent the interests of the Fund's shareholders and to provide oversight of the management of the Fund. Currently, 75% of the Board is comprised of Non-interested Directors ("Independent Directors").

The Directors meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2001, the Directors conducted over 20 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings included four regular board meetings, two special board meetings, one audit committee meeting and four meetings of the Special Strategy Committees to review the proposed acquisition. Furthermore, the Independent Directors review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Directors have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Directors in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Directors select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Directors are also assisted in this regard by the Fund's independent public accountants and other independent experts retained from time to time for this purpose. The Independent Directors regularly meet privately with their counsel and other advisors. In addition, the Independent Directors from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

In connection with their deliberations relating to the continuation of the Fund's current investment management agreement in August 2001, the Directors considered such information and factors as they believe, in the light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of the Fund. The factors considered by the Directors included, among others, the nature, quality and extent of services provided by the Advisor to the Fund; investment performance, both of the Fund themselves and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of the Fund, themselves and relative to appropriate peer groups; the Advisor's profitability from managing the Fund (both individually and collectively) and the other investment companies managed by the Advisor before marketing expenses paid by the Advisor; possible economies of scale; and possible financial and other benefits to the Advisor from serving as investment adviser and from affiliates of the Advisor providing various services to the Funds.

Committees. The following table provides information regarding the Fund's standing committees, including certain of each committee's principal functions.

                                                                                                Number of Meetings Held
Name of Committee            Function of Committee                 Members of Committee         Last Fiscal Year
-----------------            ---------------------                 --------------------         ----------------

Audit                        Recommends selection of a fund's      John F. Loughran                         1
                             independent public accounts to full   William L. Givens
                             board; reviews the independence of    Thomas M. Hout
                             such firm; reviews scope of audit     Yoshihiko Miyauchi
                             and internal controls; considers      William V. Rapp
                             and reports to the board on matters   Takeo Shiina
                             relating to the fund's accounting     Shinji Fukukawa
                             and financial reporting practices.

Committee on Independent     Selects and nominates Independent     John F. Loughran                         0
Directors                    Directors*; establishes Director      William L. Givens
                             compensation, retirement and fund     Thomas M. Hout
                             ownership policies.                   Yoshihiko Miyauchi
                                                                   William V. Rapp
                                                                   Takeo Shiina
                                                                   Shinji Fukukawa

Valuation                    Oversees fund valuation matters,      John F. Loughran                         3
                             including valuation methodologies;    Lynn S. Birdsong
                             establishes "fair valuation"
                             procedures to determine fair market
                             value of securities held by a fund
                             when actual market values are
                             unavailable. Oversees fund
                             valuation matters, including
                             valuation methodologies;
                             establishes "fair valuation"
                             procedures to determine fair market
                             value of securities held by a fund
                             when actual market values are
                             unavailable.

                                       58

                                                                                                Number of Meetings Held
Name of Committee            Function of Committee                 Members of Committee         Last Fiscal Year
-----------------            ---------------------                 --------------------         ----------------

Executive                    Empowered with all of the powers of   John Loughran                            0
                             the Directors not otherwise           Lynn Birdsong
                             delegated, to the extent permitted    William L. Givens
                             by law, when the full Board of
                             Directors is not in session.  These
                             duties and powers include, but are
                             not limited to, the determination
                             of persons to serve as members of
                             the Board who are not "interested
                             persons" and the nomination of the
                             appropriate number of candidates
                             for election as non-interested
                             members of the Board in connection
                             with each meeting of shareholders
                             at which members of the Board are
                             to be elected, or whenever a
                             vacancy shall exist which is to be
                             filled by a non-interested member
                             of the Board.

Special Strategy Committee   Review and evaluate strategic         William L. Givens                        2
(US)                         options for the Fund, including       William V. Rapp
                             possible courses of action in the     Thomas M. Hunt
                             event of a sale or merger; select
                             and hire on behalf of the Fund one
                             or more outside consultants (the
                             "Consultants") with such experience
                             and expertise in the investment
                             management industry as the Special
                             Committees deem appropriate for the
                             purpose of assisting in the
                             identification and evaluation of
                             strategic options for the Fund;
                             review and approve any and all
                             agreements, documents and
                             instruments (the "Consultant
                             Agreements") entered into by the
                             Fund in connection with the
                             selection and hiring of the
                             Consultants; take any and all
                             actions deemed necessary or
                             appropriate by a Special Committee
                             to carry out the foregoing duties.

                                       59

                                                                                                Number of Meetings Held
Name of Committee            Function of Committee                 Members of Committee         Last Fiscal Year
-----------------            ---------------------                 --------------------         ----------------

Special Strategy Committee   Review and evaluate strategic         Yoshihiko Miyauchi                       2
(Japan)                      options for the Fund, including       Takeo Shiina
                             possible  courses  of action in       Shinji Fukukawa
                             the event of a sale or  merger;
                             select  and hire on behalf of the
                             Fund one or more outside consultants
                             (the "Consultants") with such
                             experience and expertise in the
                             investment management industry as
                             the Special  Committees
                             deem appropriate for the
                             purpose of assisting in the
                             identification and evaluation of
                             strategic options for the Fund;
                             review and approve any and all
                             agreements, documents and
                             instruments (the "Consultant
                             Agreements") entered into by the
                             Fund in connection with the
                             selection and hiring of the
                             Consultants; take any and all
                             actions deemed necessary or
                             appropriate by a Special
                             Committee to carry out the
                             foregoing duties.

* Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of each Fund.

Director Fund Ownership

The following sets forth ranges of Director beneficial share ownership as of December 31, 2001.

                                                                                Ranges of Shares Owned of All
Name of Director                         Range of Fund Shares Owned             Scudder Funds Overseen by Directors
----------------                         --------------------------             -----------------------------------

Lynn S. Birdsong                         $10,001 - $50,000                      Over $100,000
Shinji Fukukawa                          None                                   None
William L. Givens                        $1 - $10,000                           $1 - $10,000
Thomas M. Hout                           $10,001 - $50,000                      $10,001 - $50,000
Yasuo Kanzaki                            None                                   None
John F. Loughran                         $10,001 - $50,000                      $10,001 - $50,000
Yoshihiko Miyauchi                       None                                   None
William V. Rapp                          $10,001 - $50,000                      $10,001 - $50,000
Takeo Shiina                             None                                   None

Securities Beneficially Owned

The Executive Committee of the Fund's Board of Directors, which currently consists of Messrs. Loughran, Givens and Birdsong, has and may exercise any or all of the powers of the Board of Directors in the management of the business and affairs of the Fund when the Board is not in session, except as provided by law and except the power to increase or decrease, or fill vacancies on, the Board.

None of the Non-Interested Directors owned securities beneficially of the Advisor, SDI or any person directly or indirectly controlling, controlled by or under common control within the Advisor or SDI.

As of April 1, 2002, all Directors and Officers of The Japan Fund, as a group, owned beneficially (as that term is defined in Section 13 (d) of The Securities and Exchange Act of 1934) less than 1% of the outstanding shares of any class.

As of April 1, 2002, 8,426,295 shares in the aggregate, or 17.60% of the outstanding shares of The Japan Fund, Class S, were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA, 94101 who may be deemed to be beneficial owner of such shares.

As of April 1, 2002, 137,491 shares in the aggregate, or 73.50% of the outstanding shares of The Japan Fund, Class A, were held in the name of Bear Stearns Securities, for the benefit of customers, 245 Park Avenue, New York, NY 10167 who may be deemed to be beneficial owner of such shares.

As of April 1, 2002, 13,438 shares in the aggregate, or 7.18% of the outstanding shares of The Japan Fund, Class A were held in the name of Merrill, Lynch, Pierce, Fenner & Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

As of April 1, 2002, 1,849 shares in the aggregate, or 6.96% of the outstanding shares of The Japan Fund, Class B were held in the name of National Financial Services Corp., for the benefit of customers, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of April 1, 2002, 1,449 shares in the aggregate, or 5.45% of the outstanding shares of The Japan Fund, Class B were held in the name of Scudder Trust Company, Custodian for John D. White, IRA, P.O. Box 957, Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

As of April 1, 2002, 1,505 shares in the aggregate, or 5.67% of the outstanding shares of The Japan Fund, Class B were held in the name of Zurich Scudder Investments, for the benefit of Jeffrey and Susan Schroeder, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of April 1, 2002, 7,027 shares in the aggregate, or 26.46% of the outstanding shares of The Japan Fund, Class B were held in the name of Southwest Securities, for the benefit of customers, P.O. Box 509002, Dallas, TX 75250 who may be deemed to be the beneficial owner of certain of these shares.

As of April 1, 2002, 2,021 shares in the aggregate, or 7.61% of the outstanding shares of The Japan Fund, Class B were held in the name of LINSCO/Private Ledger Corp., 9785 Towne Center Drive, San Diego, CA 92121 who may be deemed to be the beneficial owner of certain of these shares.

As of April 1, 2002, 2,165 shares in the aggregate, or 8.15% of the outstanding shares of The Japan Fund, Class B were held in the name of Cosmetic Car Care, Inc Retirement Trust, 300 South El Camino Real, Suite 207, San Clemente, CA 92672 who may be deemed to be the beneficial owner of certain of these shares.


Remuneration. Each Independent Director receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Director for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees.

Under the Fund's Directors' Retirement Plan (the "Retirement Plan"), Independent Directors retiring at or after age 72 with five or more years of service are entitled to receive, each year for ten years, a payment equal to 50 to 100 percent (depending on the number of years of service) of the basic annual Directors' retainer on the retirement date. Independent Directors who retire after age 62 but before age 72 are entitled to the same annual payments, reduced by 3 percent for each year by which their retirement precedes age 72. The obligations of the Fund to pay benefits and expenses under the Retirement Plan will not be secured or funded in any manner and such obligations will not have preference over the lawful claims of the Fund's creditors or stockholders. Upon the retirement of a Independent Director, the Fund, at its option, may purchase an annuity contract to meet its obligation to the Independent Director.

The  following  table  shows  the  aggregate   compensation   received  by
each Independent Director from the Fund/Trust and from all of the Scudder funds as a group for the most recent fiscal year.

As noted above, the Directors conducted over 20 meetings in 2001 to deal with fund issues (including regular and special board and committee meetings). These meetings included six regular board meetings, six special meetings relating to the proposed acquisition of the Advisor by Deutsche Bank, and two audit committee meetings.

Members of the Board of Directors who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund.

Director Compensation

The  following  table  shows  the  aggregate   compensation   received  by  each
unaffiliated director during 2001 from The Japan Fund and from all Scudder funds as a group.


                                                                                         Total Compensation From the
                                       Aggregate                 Retirement                        Fund and
Name of Director                     Compensation*                Benefits                      Fund Complex**
----------------                     -------------                --------                      --------------

William L. Givens (1) (2)               $34,000                         $0                         $34,000
Shinji Fukukawa                         $14,250                         $0                         $14,250
Thomas M. Hout (2)                      $19,750                         $0                         $19,750
Yasuo Kanzaki (2)                       $18,250                         $0                         $18,250
John F. Loughran (2)                    $20,500                         $0                         $20,250
Yoshihiko Miyauchi (2)                  $16,000                         $0                         $16,000
William V. Rapp (2)                     $20,750                         $0                         $20,750
Takeo Shiina (2)                        $18,250                         $0                         $18,250
Henry Rosovsky                           $1,000                     $6,000                          $7,000
Honorary Director
Minoru Makihara                              $0                         $0                              $0
Honorary Director
Hiroshi Yamanaka                         $1,500                     $4,500                          $6,000
Honorary Director
William H. Gleysteen, Jr.                    $0                     $3,734                          $3,734
Honorary Director
Jonathan Mason                               $0                     $6,000                          $6,000
Honorary Director
James W. Morley                              $0                     $6,000                          $6,000
Honorary Director
Robert G. Stone, Jr.                     $1,000                     $6,000                          $7,000
Honorary Director
O. Robert Theurkauf                          $0                         $0                              $0
Honorary Director
Allan Comrie (3)                             $0                     $5,196                          $5,196

*        Does not include pension or retirement benefits.

**       Does not include pension or retirement benefits accrued.

(1) Receives an additional $10,000 per year in retainer fees in his role as Chairman.

(2) Includes $1,000 for special meetings held in connection with the proposed sale of the Advisor to Deutsche Bank. These fees were borne by Scudder.

(3) Former Director; still receives retirement benefits of $5,196 per year.

                            ORGANIZATION OF THE FUND

The Fund was incorporated under the laws of the State of Maryland in 1961.

The authorized capital stock of the Fund consists of 600,000,000 shares of a par value of $.33 1/3 each -- of which one hundred million (100,000,000) of such shares are designated as "Class A" shares of Common Stock, fifty million (50,000,000) of such shares are designated as "Class B" shares of Common Stock, fifty million (50,000,000) of such shares are designated as "Class C" shares of Common Stock, one hundred million (100,000,000) of such shares are designated as "AARP Shares" of Common Stock and three hundred million (300,000,000) of such shares are designated as "Class S" shares of Common Stock. The AARP shares are not currently offered to shareholders. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value, subject to such changes as may be applicable, at the option of the shareholder. Shares have no preemptive or conversion rights.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

                             ADDITIONAL INFORMATION

Public Official Documents

The documents referred to after the tabular and textual information appearing herein under the caption "JAPAN AND THE JAPANESE ECONOMY" and "SECURITIES MARKETS IN JAPAN" as being the source of the statistical or other information contained in such tables or text are in all cases public official documents of Japan, its agencies, The Bank of Japan or the Japanese Stock Exchange, with the exception of the public official documents of the United Nations and of the International Monetary Fund.

Other Information

The CUSIP numbers of the classes are:

Class A: 471070-20-1

Class B: 471070-30-0

Class C: 471070-40-9

The Fund has a fiscal year ending December 31.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Fund's Class A, B and C Shares prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

The financial statements, including the investment portfolio of the Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated December 31, 2001, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

                                    APPENDIX

The following is a description of the ratings given by Moody's, S&P and Fitch to corporate and municipal bonds, corporate and municipal commercial paper and municipal notes.

Corporate and Municipal Bonds

Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa". Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest degree of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations, neither highly protected nor poorly secured. Moody's applies numerical modifiers 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of the category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB". Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the higher rated issues only in small degree". Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible to" adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead a "weakened capacity" to make such payments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Fitch: The four highest ratings of Fitch for corporate and municipal bonds are "AAA," "AA," "A" and "BBB". Bonds rated "AAA" are considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F1+". Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher rates. Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse effects on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with greater ratings.

Corporate and Municipal Commercial Paper

Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term obligations".

S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is strong". Commercial paper with "overwhelming safety characteristics" will be rated "A-1+".

Fitch: The rating "F-1" is the highest rating assigned by Fitch. Among the factors considered by Fitch in assigning this rating are: (1) the issuer's liquidity; (2) its standing in the industry; (3) the size of its debt; (4) its ability to service its debt; (5) its profitability; (6) its return on equity;
(7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer's commercial paper is rated "F-1".

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG-" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2".